                                                                  EXHIBIT 10.6

                                                     CONFIDENTIALITY REQUESTED


           CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         REVISED OEM PURCHASE AGREEMENT

THIS AGREEMENT  NO. [ ........] is made this [ 27TH ] day of [March    ] 1998

BETWEEN

A) NORTHERN TELECOM LIMITED, a company incorporated under the laws of Canada, having an office at 8200 Dixie Road, Brampton, Ontario, L6T 5P6 Canada, (hereafter referred to as "NTL")

AND

B) interWAVE Communications International, a B.V. company incorporated in the Netherlands with offices at Emmaplein 5, 1075 AW Amsterdam, P.O. Box 75215m 1070 Amsterdam, The Netherlands, (hereinafter referred to as "the Supplier").

         collectively referred to as the "Parties" and individually as "Party".

WHEREAS the Purchaser desires to purchase Goods and Services in accordance with the Specifications and requirements detailed in the Agreement and the Supplier agrees to supply the same, subject to the terms and conditions set out hereunder and the Schedules comprising part of the Agreement.

IT IS HEREBY AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.       Definitions

The following definitions shall apply to the Agreement and all Purchase Orders:

         a) "Affiliates" shall, in the case of NTL, include the parent corporation Northern Telecom Limited, and Northern Telecom Inc., and any corporation which the parent corporation controls directly or indirectly, through the ownership or control of shares or securities in such other corporation, or otherwise, and in the case of the Supplier shall include the parent corporation interWAVE Communications International, Ltd., a Bermuda corporation, and any corporation which the parent corporation controls directly or indirectly, through the ownership or control of shares or securities in such other corporation, or otherwise.

         b) "Agreement" shall mean this agreement between the Purchaser and the Supplier for the supply of Goods and Services, including herein all documents to which reference may properly be made in order to ascertain the rights and obligations of the Parties.

         c) "Customer(s)" shall mean any customer of the Purchaser for which Goods and/or Services may ultimately be required.

         d)       "Equipment" shall mean the materials and hardware described in
                  Schedule 10.

         e) "Goods" shall be the collective term given to Equipment and Software.

         f) "OEM Purchase Agreement Number" shall mean the Agreement No. first above written.

         g) "Purchase Order(s)" shall mean the Purchaser's order placed on the Supplier in accordance with Clause 4 of the Agreement for the supply of Goods and/or Services for which the terms and conditions under the relevant Schedule and those referred to under Clause 6 shall apply.

         h) "Purchaser" shall mean NTL and any Amliate issuing Purchase Orders under this Agreement.

         i) "Services" shall mean the services to be provided by the Supplier to the Purchaser as detailed in any Purchase Order(s), including but not limited to, engineering services and Technical Support.

         j)       "Specification" shall mean the document(s) detailed in
                  Schedule 3.

         k) "Software" shall mean software programs and associated documentation described in Schedule 10.

         l) "Technical Support" shall mean the provision, by the Supplier, of the support and maintenance services for Equipment and Software as detailed in Schedule 4, Clause 4.

         m) The singular includes the plural and vice versa, where the context so requires.

         n)       The masculine includes the feminine and vice versa.

2.       SCOPE

         The Agreement provides a simplified procedure under which, from lime m time, the Purchaser may place Purchase Orders for the supply of Goods and/or Services in accordance with the terms detailed therein. The Goods and Services which may be supplied under the Agreement are:

         2.1      Supply of Goods;

         2.2 Engineering/Installation Services (only to the extent mutually agreed upon by the parties);

         2.3      Spares of Equipment;

         2.4      Support services in accordance with the provisions of Schedule
                  4;

         2.5 Training courses for Purchaser and Customer personnel in accordance with Schedule 5; and

         2.6      Documentation for Goods as described in Schedule 3.

3.       TERM AND TERMINATION OF THE AGREEMENT

         3.1 The Agreement shall commence on the date first above written and shall, subject to the earlier termination in accordance with the provisions contained therein, continue for a period of five (5) years wherein it shall terminate unless extended for such further period or periods as shall be agreed, in writing, between the Parties.

         3.2 Without prejudice to other rights, either party shall have the right forthwith to terminate the Agreement upon written notice, including all Purchase Orders, and to claim for any resulting losses or expenses if the other party commits a breach of the Agreement and fails to remedy the breach within 60 days of written notice from the non-defaulting parties indicating: (i) the nature and basis of such default with reference to the applicable provisions of this Agreement, and
                  (ii) the non-defaulting party's intention to terminate this Agreement under this sub-clause 3.2 if such default continues.

         3.3 Termination of this Agreement shall not affect the validity of software licenses for Equipment previously sold by Supplier. Upon termination of the Agreement pursuant to sub-clause 3.2, all obligations of both parties accruing after the date of termination, shall be terminated (except as set forth in sub-clause 3.4), including Purchaser's obligation to pay penalties for subsequent quarters pursuant to Schedule 9, provided that any such termination shall have no effect on the terminating party's rights to claim for any resulting losses and expenses as set forth in sub-clause 3.2.

         3.4 The provisions of Clauses 7, 10 and sub-clause 11.5 shall survive any termination or expiration of this Agreement.

4.       ORDERING PROCEDURE AND FORECAST

         4.1 Goods and Services shall be supplied in accordance with accepted Purchase Order submitted by the "Procurement Administrator" of the Purchaser. Such Procurement Administrator is detailed in Schedule 7.

         4.2      Purchase Orders will be sent to the address detailed in
                  Schedule 7.

         4.3 All Purchase Orders will quote the "OEM Purchase Agreement Number" and the Supplier's Part Number (as shown in Schedule 2 ).

                  4.3.1 This Agreement will be supplemented by a configuration guide to be completed jointly by the Purchaser and Supplier within 30 days of signing this Agreement. The material in the configuration guide shall be created to assist the Purchaser in developing sales materials and to facilitate the ordering process as further described in sub-clause 4.3.2.

                  4.3.2 This Agreement will be supplemented by an ordering guide to be completed jointly by the Purchaser and Supplier within 45 days of signing this Agreement. The material in the ordering guide will contain further clarifications to Schedule 2 and will be consistent with the contents of this Agreement. In the case of dispute between this agreement and the ordering guide, this agreement shall prevail. The sole purpose of these actions will be to simplify the ordering and delivery of the goods and is not meant to alter or modify this agreement.

         4.4 The Supplier hereby agrees to acknowledge all Purchase Orders which conform to the terms of the Agreement. The Supplier shall forward a written acknowledgement of receipt of Purchase Orders within 2 working days of receipt thereof to the address given in Schedule 7 (sub-clause 3.1), and written acceptance or rejection within seven (7) days, failing which the Purchase Order shall be deemed accepted by the Supplier. Supplier shall use best efforts to accept Purchase Orders for aggregate quantities up to those in Purchaser's forecast for the corresponding period as described in Schedule 2. All Purchase Orders once accepted shall constitute separate and individual contracts under the Agreement.

         4.5 The delivery/performance lead times for Goods and Services are detailed in Schedule 2 Paragraph 4.

         4.6      Periodic Reviews and Goods Volume Forecast

                  4.6.1 Purchaser shall provide forecasts of the Purchaser's required volume of Goods as set forth in Schedule 2. Manufacture of Goods in advance of receipt of valid Purchase Orders shall be at the Supplier's sole risk and expense, except as set forth in Schedule 9.

                  4.6.2 The Parties will meet monthly to review each other's performance of its obligations under the Agreement. Such reviews will include:

                           4.6.2.1 The Suppliers performance in respect off quality requirement stock holding levels, lead times;

                           4.6.2.2     Price;

                           4.6.2.3     Forward order book;

                           4.6.2.4 Forecasts and orders and open technical issues; and

                           4.6.2.5     under the Agreement.

         4.7 Each Affiliate may, but shall not be obligated to, issue Purchase Orders to the Supplier, and the Supplier shall fulfill such Purchase Order in accordance with the provisions of this Agreement. Each Purchase Order issued to Supplier shall create rights and obligations solely between the Supplier and the Affiliate which issues the Purchase Order. No Affiliate shall be liable to Supplier for performance of any obligation of another Affiliate arising in connection to this Agreement. For purpose of this Agreement, an Affiliate issuing a Purchase Order shall be considered as Purchaser in terms of the rights and obligations set forth in this Agreement. Such Purchase Orders shall be submitted to the Supplier by the Affiliate through the Procurement Administrator as set forth in Schedule 7.

5.       PRICE

         5.1 The price(s) to be paid by the Purchaser for the supply of Goods and Services:

                  - are detailed in Schedule 2 of the Agreement., as may be amended from time to time in accordance with the provisions detailed therein;

                  - will be stated on the Purchase Order and shall be consistent with this Agreement;

                  - are exclusive of VAT, sales and all other like taxes, customs, duties, tariffs, and other similar charges, provided that the Supplier agrees not to assess any applicable excise or sales tax where the Purchaser furnishes Supplier a valid tax exemption certificate, a certificate of authority, a direct pay permit and/or any equivalent acceptable to the applicable taxing authority.

                  - do not include all shipping, freight, delivery and insurance charges for shipments to the address detailed on the Purchase Order in the United States, which will be born by the Purchaser, and unless otherwise agreed to in writing, the Supplier shall be entitled to invoice the Purchaser for the price of Goods shipped outside the United States including any transport, packaging, and insurance charges.

                  - shall be set forth on the invoice billed to Purchaser along with a reference to the Purchase Order for such Goods.

         5.2 Supplier shall use all reasonable efforts to provide accurate tax, delivery, and insurance information on all invoices where appropriate.

         5.3 The Purchaser shall withhold taxes required to be withheld from payments made by the Purchaser to the Supplier.

         5.4      The price(s) stated in Schedule 2 are FOB Supplier's plant.


6.       PURCHASE ORDER TERMS AND CONDITIONS

         6.1 Unless otherwise agreed in writing by both parties, the terms and conditions detailed in Schedule 1 shall apply to all Purchase Orders and shall prevail over and be to the exclusion of any terms. and conditions proposed by either party in any Purchase Order acknowledgment or any other document.

         6.2 Sub-clause 6.1 shall not serve to prevent either party requesting amendments to the terms and conditions detailed in
                  Schedule 1 to reflect Customer, supplier or other requirements for specific projects. The Parties agree to discuss, in good faith, any such requested amendments.

7.       CONFIDENTIALITY

         7.1 Each of the parties recognizes and agrees that the unauthorized use or disclosure of the other party's confidential or proprietary information relating to such party's business plans, technology, and products ("Confidential Information") would cause irreparable injury to the disclosing party for which it would have no adequate remedy at law, and that an actual or threatened breach of this Clause shall entitle the disclosing party to obtain immediate injunctive relief prohibiting such breach, in addition to any other rights and remedies available to it. If Confidential Information is disclosed orally, the disclosing party shall notify the receiving party of the confidential nature of the Confidential Information at the time of disclosure and such Confidential Information shall be reduced to writing, marked as confidential and delivered to the receiving party within thirty (30) days after oral disclosure.

         7.2 For the period during and for three (3) years following the last clay of the term all Confidential Information shall be subject to the following:

                  7.2.1 The recipient shall restrict disclosure of the Confidential Information to recipient's employees and contractors with a "need to know" (i.e. employees and contractors that require the Confidential Information to perform their responsibilities in connection with this Agreement) and shall not disclose it to any other person or entity without the prior written consent of the disclosing party,

                  7.2.2 The recipient shall use the Confidential Information only for the purposes of performing under this Agreement;

                  7.2.3 The recipient shall advise those employees and contractors who access the Confidential Information of their obligations with respect thereto;

                  7.2.4 The recipient shall copy the Confidential-Information only as necessary for those employees and contractors who are entitled to receive it and ensure that all confidentiality notices are reproduced in full on such copies; and

                  7.2.5 The recipient shall return all copies of such Confidential Information to the disclosing party at the disclosing party's request.

                  7.2.6 If any Confidential Information is required to be disclosed in response to a valid order of the court or lawful request of a government agency, the recipient shall first notify the disclosing party of the order or request and permit the disclosing party to seek an appropriate protective order.

         7.3 The confidentiality obligations set forth in this Clause 7 will not apply to any Confidential Information that:

                  - becomes known to the general public without fault or breach on the part of the receiving party;

                  - the receiving party obtains from a third party without breach of a nondisclosure obligation and without restriction on disclosure;

                  - is furnished to a third party by the disclosing party without a similar restriction on such third party's rights;

                  - can by written records be shown to have been known by the receiving party at the time of disclosure; or

                  - the receiving party can demonstrate to the reasonable satisfaction of the disclosing party was developed independently by employees or contractors of the receiving party who had no access to Confidential Information directly related to such independent development

         7.4 Neither party shall publicly disclose any information regarding the terms and conditions contained herein without having received prior approval, in writing, from the other party.

8.       QUALITY REQUIREMENTS

         The quality requirements detailed in Schedule 6 shall apply to all Goods and Services supplied under or in connection with the Agreement.

9.       ENTIRE AGREEMENT

         This Agreement, together with its Schedules and all Purchase Orders, along with the Series G Preferred Stock and Warrant Purchase Agreement, the Technical Information Agreement, and the Patent License Agreement, together constitute the complete statement of the obligations of the Parties as to the subject matter hereof and supersedes all previous agreements and understandings between the Parties, whether oral or written, and may not be modified except in writing signed by the duly authorized representatives of both Parties. The OEM Purchase Agreement entered into between the parties and dated March 17, 1998 is superseded and replaced in its entirety by this Revised OEM Purchase Agreement.

10.      DISPUTES AND GOVERNING LAWS

         10.1 In the event the Parties are unable to amicably settle disputes between them, and unless the Parties mutually elect to pursue an alternative dispute procedure, whether binding or non-binding, all actions or proceedings to enforce, or which arise in connection with or relate to, this Agreement, any of the agreement in the form of Exhibits hereto or any of the transactions contemplated hereby or thereby shall be brought and litigated exclusively in the United States District Court, Northern District of California (or, in the event such court does not have jurisdiction, the courts of the State of California located in such district), unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. In any such actions or proceedings, service of process may be made upon the other Party hereto by registered or certified mail, return receipt requested, to its address indicated herein, which service shall be deemed effective 10 days after mailing, Each of the Parties hereto (i) consents to the jurisdiction of such court or courts and to service of process by registered or certified mail, as provided above, or by any other manner provided by the laws of the State of California and the rules of such courts and (ii) waives any right it may have to assert the doctrine of FORUM NON CONVENIENS, to assert that it is not subject to the jurisdiction of such courts or to object to venue to the extent any action or proceeding is brought in accordance with this sub-clause.

         10.2 WAIVER OF TRIAL BY JURY. THE SUPPLIER AND NTL WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY

                  ACTION OR PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES ANY SUCH ACTION OR PROCEEDING.

         10.3 This Agreement and all Purchase Orders shall be governed by the laws of the State of California, without application of conflict of law rules. The Vienna International Convention for the Sale of Goods shall not apply.

11.     GENERAL

         11.1 Any notice to be given under the Agreement must be in writing and may either be delivered by hand or sent by prepaid post to the appropriate "Authorized Representative" or "Procurement Administrator" at the address given in Schedule 7.

         11.2 Nothing in this Agreement shall prevent either Party from entering ,into other supply and/or marketing arrangements with third parties for similar Goods and Services except as specified in Schedule 9 or in a manner which otherwise conflicts with the rights granted to the Purchaser under sub-clause 11.1 of Schedule 1.

         11.3 No claim or right arising out of breach of the Agreement by either party may be discharged in whole or in part by any waiver or renunciation of the claim or right unless such waiver or renunciation is in writing, signed by the other party.

         11.4 Neither party may novate or assign this Agreement or any of its rights benefits or obligations arising thereunder without the prior written consent of the other party, except that either party may assign and delegate all of is rights and obligations hereunder in conjunction with a sale of all or substantially all of it business or assets to which the Agreement relates, and that Supplier may assign this Agreement to a Supplier Affiliate provided that Supplier shall remain liable for its obligations hereunder.

         11.5 EXCEPT FOR INDEMNIFICATION UNDER SCHEDULE 1, SECTION 19 (FOR WHICH LIABILITY IS ADDRESSED IN SECTION 19.7) OK WILLFUL BREACH OF CLAUSE 7, IN NO EVENT SHALL EITHER PARTY'S LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE NET AMOUNTS PAID OR OWED BY PURCHASER TO SUPPLER HEREUNDER DURING THE PREVIOUS TWELVE MONTHS. IN NO EVENT SHALL EITHER PARTY BE LIABLE HEREUNDER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE FOR ANY FORM OF INDIRECT OR CONSEQUENTIAL LOSS, INCLUDING BUT NOT LIMITED TO, LOSS (WHETHER DIRECT OR INDIRECT) OK USE, PRODUCTION, BUSINESS, ANTICIPATED SAVINGS, INCOME OR PROFITS EVEN IF SUCH LOSS WAS REASONABLY FORESEEABLE OR IF SUCH PARTY HAD BEEN ADVISED OF THE POSSIBILITY OF THE OTHER PARTY INCURRING THE SAME.

SCHEDULE 1        TERMS AND CONDITIONS FOR SUPPLY

SCHEDULE 2        PRICES

SCHEDULE 3        SPECIFICATIONS

SCHEDULE 4        SUPPORT REQUIREMENTS

SCHEDULE 5        TRAINING PROGRAMS

SCHEDULE 6        QUALITY REQUIREMENTS

SCHEDULE 7        ORDERING AND BILLING DETAILS

SCHEDULE 8        ESCROW

SCHEDULE 9        PURCHASING BASELINE AND EXCLUSIVITIES

SCHEDULE 10       PRODUCT DESCRIPTIONS

IN WITNESS WHEREOF the Parties have entered into this Agreement the day and year first above written

SIGNED BY
a duly authorized person on
behalf of Northern Telecom Limited

                                        Signature     } /s/: James Cochrane
                                                        -----------------------

                                        Name          }JAMES J. COCHRANE
                                                       ------------------------

                                        Position      }MANAGER M & A
                                                       ------------------------

                                        Signature     }
                                                        -----------------------

                                        Name          }
                                                        -----------------------

                                        Position      }
                                                        -----------------------

SIGNED BY
a duly authorized person on
behalf of interWAVE Communications International

                                        Signature     }/s/:  xxxx
                                                       ------------------------

                                        Name          }THOMAS W. HUBBS
                                                       ------------------------

                                        Position      }Sr. VP CFO
                                                       ------------------------

SCHEDULE 1

TERMS AND CONDITIONS FOR SUPPLY


CONTENTS                                                                                                               PAGE

1. DEFINITIONS...........................................................................................................12

2. STANDARD AND SCOPE OF WORK............................................................................................12

3. PURCHASER SUPPLIED ITEMS..............................................................................................12

4. DELIVERY..............................................................................................................13

5. QUALITY ASSURANCE.....................................................................................................14

6. REGULATORY COMPLIANCE.................................................................................................14

7. INSPECTION, ACCEPTANCE AND REJECTION..................................................................................15

8. ACCESS................................................................................................................16

9. PAYMENT ..............................................................................................................16

10. TITLE AND RISK.......................................................................................................17

11. LICENSES - GENERAL...................................................................................................17

12. SOFTWARE LICENSE RIGHTS..............................................................................................18

13. BADGING..............................................................................................................18

14. VARIATIONS...........................................................................................................18

15. GUARANTEE............................................................................................................19

16. DELAYS...............................................................................................................23

17. TERMINATION..........................................................................................................23

18. CANCELLATION.........................................................................................................23

19. INTELLECTUAL PROPERTY................................................................................................24

20. INDEMNIFICATION AND INSURANCE........................................................................................25

21. CONFIDENTIALITY......................................................................................................25

22. FORCE MAJEURE........................................................................................................25

23. PROPRIETARY NOTICES..................................................................................................26

24. RECOVERY OF SUMS DUE.................................................................................................26

25. GENERAL..............................................................................................................26

1.       DEFINITIONS

         In addition to the definitions detailed in Clause 1 of the Agreement, the following definitions shall apply to the Purchase Order:

         a) "Acceptance" shall mean that the Goods or part thereof have been completed in accordance with the terms of the Purchase Order and to the satisfaction of the Purchaser.

         b) "Acceptance Tests" shall mean the inspection and testing, including field testing, to be carried out by the Purchaser to establish that the Goods have been completed in accordance with the Purchase Order. The inspection and testing to be carried out are detailed in the Acceptance Test Specification, identified in Schedule 3, and/or such other tests as may be agreed in writing between the Purchaser and the Supplier.

         c) "Design Defect" shall mean a defect inherent in the design or manufacture of the Goods.

         d) "Factory Tests" shall mean the inspection and testing of Goods, to be carried out by the Supplier at his works prior to shipment, in accordance with the Factory Test Specification identified in Schedule 3.

2.       STANDARD AND SCOPE OF WORK

         2.1 Goods and Services shall be supplied in accordance with the Specification(s) and Schedules of the Agreement and any other requirements as may be agreed in writing by the parties .

         2.2 The Supplier shall use good quality materials, techniques and standards and execute the Purchase Order with the care, skill and diligence required in accordance with best engineering and telecommunications practice and the provisions of this agreement.

3.       PURCHASER SUPPLIED ITEMS

         All property issued (hereinafter referred to as "Issued Property") by the Purchaser to the Supplier under the Purchase Order shall be subject to the following:

         3.1 Title in Issued Property shall remain at all times with the Purchaser;

         3.2 Issued Property shall be used solely for the purpose of carrying out the requirements of the Purchase Order, and

         3.3 Issued Property shall be at the risk of the Supplier from delivery to the Supplier's site or other premises, as agreed, until the Issued Property is returned to the Purchaser in accordance with 3.3.1 or 3.3.2, as appropriate.

                  3.3.1 Where Issued Property is embedded in or combined with the Goods, risk in such Issued Property shall revert to the Purchaser when such Issued Property has been delivered to the Purchaser in accordance with the Purchase Order.

                  3.3.2 Any issued Property not used by the Supplier for his performance of the Purchase Order shall be returned to the Purchaser within fourteen (14) days of completion of the Purchase Order, in good condition and at the Supplier's expense.

         3.4 Unless the Supplier advises the Purchaser to the contrary within five (5) days of receiving Issued Property, such Issued Property shall be deemed to have been delivered to the Supplier in a satisfactory condition and be fit for the purpose detailed in the Purchase Order.

         3.5 While Issued Property is at the risk of the Supplier in accordance with sub-clause 3.3, the Supplier shall maintain adequate insurance policies to cover such risk. On request, by the Purchaser, the Supplier shall provide evidence that such insurance is in effect. Where the Supplier cannot demonstrate, to the reasonable satisfaction of the Purchaser, the existence of such insurance, the Purchaser shall have the right to effect such insurance as may be necessary. The cost of such insurance shall be for the Supplier's account.

         3.6 While in the Supplier's custody, the Goods shall be clearly marked as the property of the Purchaser. The Purchaser shall be permitted access to the Supplier's. premises at any time to inspect and/or remove Issued Property.

4.       DELIVERY

         4.1 The Goods and Services are to be supplied/performed in accordance with the time scales stated on the Purchase Order and consistent with the time frames and lead times of Clause 4 of Schedule 2 in the provisions of this agreement.

         4.2 The Goods and Services shall be delivered to or performed at the address(es) stated on the Purchase Order. No shipments shall be made to such address(es) without the prior notification of the Purchaser.

         4.3      The Supplier shall:

                  4.3.1 package the Goods in such a manner to ensure their delivery undamaged to the delivery address(es). Each package shall be clearly marked with the Purchaser's name, delivery address and the number of packages; and

                  4.3.2 supply an advice note showing the Purchase Order number, the Purchaser's part number, quantity delivered, number of packages, method and route of transportation to the Purchasers "Goods-In Receiving Office". One copy of such advice note shall accompany the Goods on delivery.

         4.4 The Supplier shall give the Purchaser such prior written notice as the Purchaser may require of delivery of Goods or any other items having a toxic hazard or other hazard to the safety or health of persons or property. Such notice shall identify the hazards and give full details of any precautions to be taken by the Purchaser on receipt of such Goods or other items and their appropriate storage or handling requirements.

         4.5 The Supplier shall notify the Purchaser immediately where any event occurs that will or is likely to delay delivery of the Goods or performance of Services. Such notification shall include details of the Supplier's recovery plan to remedy the delay. The submission of such notification shall not release the Supplier from the performance of its obligations under the Purchase Order.

5.       QUALITY ASSURANCE

The Supplier shall comply with the quality requirements detailed in Schedule 6 of the Agreement.

6.       REGULATORY COMPLIANCE

         6.1 To the extent applicable all Goods delivered to Purchaser or Affiliate-under this Agreement shall:

                  a) be approved and listed and listed as authorized to bear the CE Mark certifying the product as meeting all safety and emissions standards as required for the equipment;

                  b) be verified, accepted and approved by Underwriter's Laboratories ("U.L") and in compliance with Class B under part 15 and other applicable limits under part 24 of the Regulations of the U.S. Federal Communications Commission.

         6.2 To the extent applicable, all user manuals or other operator manuals and/or written material supplied with the Products shall contain any appropriate warning notices.

         6.3 Supplier agrees it shall ship no Goods prior to issuance of the approvals set forth in sub-clause 6.1 or those identified in 6.4 without the prior written consent of the Purchaser or its Affiliate.

         6.4 Both parties agree to the following steps to determine if all necessary approvals have been issued by the appropriate agencies before committing to delivery.

                  6.4.1 Supplier shall provide to Purchaser a list of regulatory/compliance approvals it has received. This list will be updated on a quarterly basis.

                  6.4.2 Purchaser shall identify and provide to Supplier information on the nature and scope of additional regulatory/compliance approvals required to pursue an opportunity within 30 days after the country specific requirement appears in the 12 month forecast

         Based upon the information in sub-clause 6.4.2 the Parties will agree to do one of the following.

                           6.4.2.1 Supplier may agree to obtain regulatory plus government approvals within 120 days of the initial notification stated in sub-clause
                                    6.4.2. Supplier must confirm its intentions to do so within 30 days after receipt of a written request. If Supplier agrees to obtain the necessary approvals it must provide to Purchaser written verification of such approvals within the 90 day period after has stated its intentions to do so.

                           6.4.2.2  If Supplier declines to obtain such
                                    approvals, the Purchaser may agree to obtain the necessary approvals and Purchaser shall be compensated for its out-of-pocket costs by the Supplier after obtaining such approval.

                           6.4.2.3 If both Purchaser and Supplier decline to obtain such approvals ,the Purchaser's volume commitment shall be reduced by the dollar amount of the forecast for the affected countries.

7.       INSPECTION, ACCEPTANCE AND REJECTION

         7.1       Factory Inspection and Testing

                  7.1.1 Prior to shipment, all Goods shall be subject to Factory Tests.

                  7.1.2 The Purchaser shall make a request to the Supplier to attend and witness Factory Testing of Goods five (5) days prior to the commencement of Factory Tests, if the Purchaser so desires. If the Purchaser fails to attend Factory Tests, the Supplier shall nevertheless carry out Factory Tests, the results of which shall accompany the Goods when delivery takes place, unless otherwise agreed.

                  7.1.3 Without prejudice to the Supplier's obligations to deliver Goods by the due date(s), Goods shall not be shipped to the Purchaser until they have successfully completed all Factory Tests.

         7.2      Inspection and Testing after Delivery

                  7.2.1 Goods shall, at the Purchaser's discretion be subject to Acceptance Tests by the Purchaser after delivery. On successful completion of the Acceptance Tests, the Purchaser will, subject to 7.2.2, issue to the Supplier a certificate of "Acceptance" which shall detail the date the Acceptance Tests were successfully completed or commercial service whichever is first.

                  7.2.2 Where Goods do not successfully complete the Acceptance Tests, the Purchaser will issue within two
                           (2) days of completion of Acceptance Tests to the Supplier, a notice of rejection which shall detail the faults complained of. The Supplier shall:

                           - within a period of fifteen (15) days, immediately following notification, remedy such faults.

                  7.2.3 The Purchaser in accordance with sub-clause 7.2.2 shall be subject to repeat Acceptance Tests.

                  7.2.4 Where the Supplier fails to remedy faults within the period detailed in 7.2.2, the Purchaser shall without prejudice to any other rights or remedies, have the option to either:

                           - extend the period for remedy of faults by the Supplier, or

                           - remedy the faults, or have the faults remedied by a third party and recover from the Supplier any costs and expenses recurred in so doing with prior notification from the Purchaser. Remedy of faults under this clause shall not invalidate the guarantee given under Clause 15.

                  7.2.5 In the event that neither the Supplier nor the Purchaser chooses to remedy the faults, the Purchaser shall be allowed to cancel that portion of the Purchase Order that relates to the faulty Goods.

8.       ACCESS

         8.1 The Purchaser, and if required its Customer, shall be permitted to enter the Supplier's premises, at any reasonable time, for any purpose in connection with the Purchase Order, provided that the Purchaser gives to the Supplier at least two
                  (2) working days prior written notice.

         8.2 The Supplier shall make best efforts possible to ensure that any sub-contracts relating to the Purchase Order permit similar access rights to the sub-contractor's premises for the Purchaser's and, if required, its Customer's personnel.

9.       PAYMENT

         9.1      The Supplier may submit invoices for payment to the Purchaser:

                  9.1.1    for Goods based upon the following schedule

                        30% on Order
                        50% on Shipment
                        20% payment of invoice due upon the earlier of:

                           -        completion of the Acceptance Tests, or

                           -        Goods in commercial service, or

                           - 120 days after shipment where the Goods have not been rejected or returned in accordance with sub-clause 7.2.2. in Schedule 1.

                  9.1.2    for spares; on shipment; or

                  9.1.3 ten (10) days after shipment of documentation conforming to the requirements of this Agreement; or

                  9.1.4    for training; on completion of the training course;
                           or

                  9.1.5 unless otherwise agreed, monthly in arrears for the provision of engineering/installation services; or

                  9.1.6 quarterly in advance for the provision of Technical Support.

                  9.1.7 for Shortfall Payments at the end of the corresponding quarter as per Schedule 9.

         9.2 Payment of valid invoices is due within days of date of invoice by the Purchaser.

         9.3 Invoices must be submitted to the address detailed in sub-clause 3.2 of Schedule 7 to the Agreement, quote the Purchase Order number and detail the Goods and Services to which they relate.


10.      TITLE AND RISK

         10.1 Title in Goods (excluding Software for which a license to use will be granted in accordance with Clause 12) shall pass to the Purchaser FOB Supplier's plant for shipments within the United States and title in Goods for all other shipments shall pass to the Purchaser at port of entry of the country addressed on the Purchase Order.

         10.2 Risk of loss or damage to the Goods shall pass according to sub-clause 10.1. Where Goods are rejected in accordance with sub-clause 7.2.2, risk in the Goods shall revert back to the Supplier if rejected Goods are not remedied and re-delivered in accordance with sub-clause 7.2.2.

11.      LICENSES- GENERAL

         11.1 It is acknowledged by the Supplier that procurement of Goods, by the Purchaser, may be for direct or indirect re-sale (including installation), lease or hire to Customers anywhere in the world in accordance with 11.4.

         11.2 In pursuance of 11.1, the Supplier hereby grants to the Purchaser a non-exclusive, irrevocable, royalty free license to:

                  11.2.1 use, lease, hire, sell (including installation) and maintain Equipment anywhere in the world; and

                  11.2.2 use, copy and reproduce in whole or in part any literature whatever relating to Goods for the purposes of such lease, hire, maintenance and sale of Goods anywhere in the world.

         11.3 The Supplier warrants that it has the right to grant the licenses detailed under Clause 11.2.

         11.4 Purchaser shall have sole responsibility for ensuring that it has obtained all necessary approvals and licenses from the relevant export authorities prior to the delivery date for any Purchase Order for delivery outside the United States, or before re-exporting any Goods outside the United States. The Supplier shall provide the information to assist the Purchaser in obtaining necessary licenses for re-exportation of Goods to any ultimate destination outside of the United States.

                  Further, the supplier shall provide such assistance as the Purchaser may reasonably require to obtain import duty relief for onward sale of Goods.

         11.5 The Supplier undertakes, without delay, to notify the Purchaser of any export restrictions that arise that may affect the Purchaser's ability to maintain or offer for sale, lease or hire Goods in a particular country. The Supplier shall provide written notification to the Purchaser immediately after cessation of such export restrictions.

12.      SOFTWARE LICENSE RIGHTS

         12.1 Where Software is supplied under the Purchase Order whether incorporated in any Equipment or otherwise, then without prejudice to any other licenses or rights granted to the Purchaser under the Purchase Order, the Supplier hereby grants to the Purchaser a non-exclusive, irrevocable, royalty free license to use, sell, lease, hire, install repair, maintain and/or dispose of the Software anywhere in the world. Such license shall include the right for the Purchaser to sub-license the Software directly or indirectly on substantially the same terms to Customers and the right to:

                  12.1.1 use the Software for the purpose of training, operating networks, maintaining and supporting Customer's telecommunications networks and making copies for back-up purposes;

                  12.1.2 modify documentation provided to the Purchaser and distribute such modified documentation directly or indirectly to Customer's.

         12.2 The Supplier confirms that it has full right and title to grant to the Purchaser the Software license rights included under this Clause 12.

         12.3 The provisions of this Clause 12 shall survive the expiry or termination of the Purchase Order..

13.      BADGING

         13.1 The Purchaser shall sell or sub-license Goods under the Northern Telecom name or for that of its Customer(s), with prior written consent of the Supplier, which is not to be unreasonably withheld. If requested, by the Purchaser, the Supplier shall supply Goods complete with the appropriate logo affixed to the Goods.

         13.2 Where the Purchaser exercises its rights under sub-clause 13.1, the Purchaser shall provide details of the logo and positioning not later than three (3) weeks prior to the due date for delivery.

14.      Variations

         14.1 The Purchaser shall make every effort to place Purchase Orders in accord with this agreement. In the event of unusual circumstances, the Purchaser may request the Supplier to make modifications to the Purchase Order. The Supplier shall make best efforts to furnish details of the effect such Variation will have on the Goods and Services within ten (10) days of receipt of the Purchaser's request or such other period as may be agreed.

         14.2 Where the Supplier shows that a Variation in accordance with sub-clause 14. 1 involves a change in the cost or time scales for the Goods and/or Services, the Supplier shall use best efforts to keep the change to the time scales and extra costs or savings arising from the Variation reasonable. The provisions of Schedule 2 of the Agreement sub-clause 3.2 shall apply.

         14.3 The Supplier shall not vary the Goods and Services to be supplied under the Purchase Order in any respect unless instructed in writing to do so by the Purchaser and so long as the variations still conform with and are included in this Agreement.

15.      GUARANTEE

         15.1 If during a period of sixteen (16) months from shipment acceptance or during the "Guarantee Period", the Supplier is notified of a material defect in the Goods that is due to faulty design, manufacture, materials, workmanship, inadequate performance against Specification or the negligence of the Supplier, the Supplier shall, at the Supplier's option, correct, modify, repair or replace the Goods at the Supplier's expense. Such correction, modification, repair or replacement shall be carried out:

                  - for Equipment; within a period of thirty (30) days of return of the Equipment to the Supplier's works; and

                  -        for Software; within the time scales detailed in
                           Schedule 4, Clause 4.2, appropriate to the category of defect; and

                  - the parties agree to make their best effort to work together to reduce the above lead time in the future.

         15.2 All Goods shall be marked (in a manner to be agreed by the Purchaser) with a date code which corresponds to the date that the Equipment was finished being Factory Tested at the Supplier's works.

         15.3 All Goods corrected, modified, repaired or replaced in accordance with sub-clause 15.1 shall from the date of shipment of the repaid Equipment to the Customer site, be re-warranted for the remainder of the original Guarantee Period or for a period of seven (7) calendar months, whichever is the longer.

         15.4 If any defect notified in accordance with sub-clause 15.1 is not remedied within the period specified, the Purchaser may, without prejudice to its other rights and remedies in respect of the Supplier's failure to remedy such defect, proceed to do the work at the Supplier's risk and expense with the Supplier's prior approval. Remedy of defects under this sub-clause 15.4 shall not invalidate the guarantee given under sub-clause 15. 1.

         15.5     Equipment Deficiency and Product Change Notices

                  Supplier may, at any time, make Class A, Class B or Class D product changes to the Equipment or modify the drawings and specifications relating thereto (hereinafter referred to as "Product Change"), provided that any such Product Change, does not affect form, fit or function of the

                  Equipment or the interchangeability of the Equipment with other Equipment, or with spare parts, and that Supplier notifies the Purchaser in writing thereof as soon as practicable. In the event any Product Change affect form, fit or function or interchangeability of the Products, Supplier shall notify the Purchaser in writing thereof prior to any planned changes 120 days in advance, except Class D Changes - non Customer Affecting, and if such change adversely affects Purchaser or its Customers, Purchaser may reject such Product Change. In the event the Purchaser rejects the planned change and so notifies Supplier within ten (10) days and Supplier fails to reach agreement thereon, the Purchaser shall have the right to terminate any and all orders, in whole or in part, for the Equipment affected by such change. Notwithstanding any notice requirement above to the contrary, Supplier shall immediately notify the Purchaser when it determines that a Class A Product Change (as defined hereinafter) shall be made. Supplier shall be authorized to make Class A Product Changes as soon as practical.

                  15.5.1    Class A Product Change

                           Class A Product Changes are changes required to correct an Equipment deficiency (e.g., safety or fire hazard, electrically or mechanically inoperative, unsatisfactory operation, design defects, Equipment does not operate as specified). If after at least 750 units of a board or equipment are in service, the monthly board or equipment failure rate (Number of board or equipment returned within a month/Total Number of board or equipment in service), as specified by the Purchaser's trouble tickets, averages higher than 2% over a three (3) month period, a Class A Product Change will be required. The number of board or equipment failures shall not include the number of "No Fault Founds" or any failures due to improper operation, handling or maintenance as described in the Supplier's relevant Equipment documentation. Class A Product Changes require immediate action by Supplier to correct all affected Equipment, whether in the hands of Supplier or the Purchaser or their Customers including spare Products. In some cases, however, it may be necessary to make a change to only a limited number of a particular type of Equipment. (This occurs when it is necessary to correct a condition that occurs only in certain Equipment combinations or with the use of certain options). Such conditions shall be described in the Product Change Notice.

                           Supplier shall, no later than thirty (30) days from the date of the notification of a Class A Product Change, provide a schedule, acceptable to the Purchaser for promptly implementing, at Supplier's expense, such changes with respect to the Equipment in the Purchaser's or their Customer's possession. Such implementation shall include the de-installation, if necessary, of existing Equipment and the engineering and installation of replacement or modified Equipment or any additional materials.

                           The Guaranty period for redesigned Equipment will be twelve (12) calendar months from the date of shipment and for repaired Equipment seven (7) calendar months from date of shipment.

                  15.5.2   Class B Product Change

                           Class B Product Changes ere changes are made to incorporate improvements in design resulting in better operation, improved testing, better maintenance, longer life, service improvements, cost reductions, new features, and the like.

                           All Equipment shipped to the Purchaser after the effective date of any Class B Product Change shall incorporate such change. Any Equipment shipped to the Purchaser prior to such date may be modified by the Purchaser at its option and expense.

                           No Class B changes shall effect interoperability of the Equipment.

                  15.5.3    Class D Product Change

                           Class D Product Changes are design improvements, component changes, or other minor improvements not sufficiently significant as to require a Class B classification. Class D Product Changes are also used when a change is required to facilitate manufacture or to effect a cost reduction not sufficiently important to justify a Class B classification.

                           No Class D changes shall effect the interoperability of the Equipment.

                  15.5.4   Notices

                           Supplier shall furnish monthly status reports to the Purchaser for all Class A Product Changes of which Supplier has notified the Purchaser. This report shall contain the following information:

                           -        Product Change Notice Number

                           -        Identity of the Equipment

                           -        Model or part number and issue

                           -        Date Product Change Notice issued

                           -        Equipment ship date

                           -        Installation or application responsibility

                           - Locations at which change is to be made (to be supplied by the Purchaser)

                           - Date completed, by location - Changes on hold at any location

                           Supplier shall furnish in accordance with the "Notices" sub-clause a quarterly report listing all Product Change Notices released during the previous twelve (12) months. This report will contain the following information: (a) Product Change Notice Number, (b) Issue Date of Change, (c) Drawing Number,
                           (d) Change Classification, and (e) Modification Expiration Date. Supplier will provide the Purchaser a copy of all change notices as soon as they become available.

                           Notwithstanding any notice requirements to the contrary elsewhere in this Agreement, all Class A Product Change Notices shall be provided, at no charge, and forwarded in accordance with the sub-clause titled "Notices". Product Change Notices shall contain all the information set forth in Notices. If Supplier cancels a Product Change Notice, Supplier must provide notification in accordance with clause tide "Notices" hereto and state the reason for cancellation and what action, if any, is to be taken in locations where the change may already have been implemented.

                           Supplier shall determine the classification per the requirements of Bellcore Technical Requirement Document TR-OPT-000209 or any successor document agreed to between the Parties of any proposed Product Change. If the Purchaser disagrees with any classification assigned by Supplier, the Purchaser shall have the right to challenge such classification, and Supplier shall, in good faith, re-evaluate its classification. In the event that the Purchaser and Supplier fail to reach agreement on any such classification, then the Purchaser shall have the right to terminate any or all Orders, in whole or in part, for Equipment affected by such Product Change without penalty or obligation of any kind until this Agreement is reached.

         15.6 The Supplier shall provide, Technical Support for the Goods as detailed in Clause 4 of Schedule 4 to the Agreement, throughout the Guarantee Period.

         15.7     Guarantee Period Extension

                  The Purchaser may elect, at any time during the Guarantee Period, to extend the Guarantee Period for such further period or periods as detailed in Schedule 2. The price to paid by the Purchaser for extending the Guarantee Period shall be as detailed in Schedule 2.

         15.8 EXCEPT FOR THE WARRANTIES SET FORTH IN THIS CLAUSE 15, SUPPLIER HEREBY DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESSED, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS OR A PARTICULAR PURPOSE.

         15.9 The provisions of sub-clauses 15.1-15.8 shall survive termination of the Agreement and/or Purchase Order howsoever caused.

         15.10 The Supplier represents and warrants that the Software contains no authorization strings, time limiting codes or any other limiting codes that will disable the operation of the Software.

         15.11 The Supplier represents and warrants that, to the best of Supplier's knowledge, the Software contains no computer viruses or other contaminates programmed or installed in the Software by Supplier, including but not limited to, any code or instructions that may be used to damage, disable, or compromise the security of any Purchaser products, Customer networks or Purchaser computer systems or networks.

         15.121   The Supplier represents and warrants that the Software shall
                  (i) process date and time related data without causing any processing interruptions, abnormal terminations, or changes in performance characteristics, and, (ii) shall process and manipulate all date and time related functions correctly. Without limiting the generality of the foregoing, all Software shall:

                           - correctly handle date and time related data before, during and after January 1, 2000, including but not limited to accepting date and time input, output, and performing ongoing operations on dates and times and portions of dates and times including, but not limited to, calculating, comparing and sequencing of dates and times (in both forward and backward operations spanning century boundaries).

         15.13 The supplier shall immediately notify the Purchaser of any Software that is not in compliance with sub-clauses 15.10, 15.11, or 15.12 and shall correct such Software as set forth in sub-clause 15.1.

16.      DELAYS

         16.1 Time shall be of the essence for the performance of the Supplier's obligations under the Purchase Order, and the Supplier shall make good faith efforts to meet dates specified in the Purchase Order.

         16.2 In the event that the Supplier fails to deliver Goods, the Purchaser shall not be obligated to pay for any shortfalls and shall be given relief against their commitments as described in Schedule 9.

17.      TERMINATION

         Without prejudice to its other rights, either party shall have the right forthwith to terminate a Purchase Order, in whole or in part, and to claim for any resulting LOSSES or expenses if the other party:

         - commits a breach of the Purchase Order and fails to remedy the breach within 60 days of written notice from the non-defaulting party indicating: (i) the nature and basis of such default with reference to the applicable provisions of this Agreement, and (ii) the non-defaulting party's intention to terminate the Purchase Order under this Clause 17 if such default continues; or

         - commits any act of bankruptcy; or compounds with its creditors; or a petition or receiving order in bankruptcy is presented or made against the other party, or a petition for an administration order is presented in relation to the other party or a resolution or petition to wind up the other party (otherwise than for a legal reconstruction or amalgamation) or a receiver or administrative receiver is appointed; and such act or petition is not cured, dismissed, or withdrawn within 60 days thereafter, or

         -        ceases to carry on business.

18.      CANCELLATION

                  The Purchaser shall have the right to cancel any Purchase Order for which the Purchaser provides to the Supplier written notice of such a cancellation at least 90 days prior to the requested delivery date in such Purchase Order. In addition, the Purchaser shall have the right to reschedule any Purchase Order to delay the delivery date by no more than 60 days after the requested delivery date in such Purchase Order, provided that the Purchaser provides to the Supplier written notice of such rescheduling at least 45 days prior to the requested delivery date in such Purchase Order. Any Purchase Order may only be rescheduled once, and once rescheduled may not be cancelled. Except as set forth in this Clause 18, the Purchaser shall have no right to cancel or reschedule any Purchase Order.

         19.1 The Supplier shall indemnify and shall keep fully indemnified the Purchaser against all actions, claims, proceedings, damages, costs and expenses arising from any claim of infringement, anywhere in the world, of any trade secret, trademark, service mark, copyright, or patent arising solely by reason of the Purchasers use, possession, re-sale, hire or lease of Goods as provided by Supplier, as expressly authorized in the Agreement. Notwithstanding the foregoing, supplier assumes no liability for infringement claims related to (i) the combination of Goods with other products not provided by Supplier, if such infringement would have been avoided by the use of such Goods alone, (ii) modification of Goods after delivery by Supplier, or (iii) failure by Purchaser, its employees, and agents after it becomes aware of infringement to take all reasonable actions to prevent or mitigate losses, damages, costs or expenses. Supplier shall not be obligated to pay any liability, costs, or expenses until finally adjudicated or settled without right of further appeal.

         19.2 Supplier's obligation to indemnify Purchaser under this Clause 19 shall be subject to Purchaser providing Supplier: (i) prompt notice of the claim giving rise to the indemnity, (ii) sole control and authority regarding the defense and settlement of such claim; and (iii) all information and assistance reasonably requested the Supplier in connection with the defense and/or settlement of such claim. The Parties shall immediately on becoming aware notify the other promptly in writing of any infringement or alleged infringement referred to in 19.1.

         19.3 In the event of infringement as set forth in sub-clause 19.1, the Supplier shall, at its own option and expense:

                  19.3.1 secure a license, the Supplier being responsible for the payment of any and all royalty fees due or becoming due, allowing the Purchaser use of the infringing Goods and Services in and to exercise its other rights granted under the Purchase Order and as set out in the Agreement in respect of the Goods and Services, provided that Purchaser agrees to cooperate with Supplier and use all reasonable afforts to assist Supplier; or

                  19.3.2 modify or replace the Goods and Services to avoid the claim of infringement and any injunction or court order, provided that such modification or replacement does not affect materially performance of the Goods and Services; or

                  19.3.3   if neither of the remedies in sub-clause 19.3.1 or
                           19.3.2 are reasonably practicable in Supplier's reasonable judgement, Supplier may terminate this Agreement and refund to Purchase the amounts paid for the infringing Goods which cannot be used or sold due to such infringement, depreciated on a five year straight-line basis.

         19.4 The copyright and all other intellectual property rights in all documents, drawings and information supplied by the Purchaser in connection with this Purchase Order shall remain vested in the Purchaser. Such documents, drawings and information shall not be copied, disclosed or used except in the performance of Supplier's obligations and exercise of its rights pursuant to this Agreement and other agreements between Supplier and Purchaser without the prior written consent of the Purchaser.

         19.5 THE FOREGOING CLAUSE 19 STATES THE SOLE OBLIGATIONS OF SUPPLIER AND THE SOLE AND EXCLUSIVE REMEDY OF PURCHASER FOR ANY ACTUAL OR ALLEGED INTELLECTUAL PROPERTY INFRINGEMENT.

         19.6 EXCEPT FOR INDEMNIFICATION HEREUNDER FOR WILLFUL TRADE SECRET MISAPPROPRIATION OR WILLFUL COPYRIGHT INFRINGEMENT, IN NO EVENT SHALL SUPPLIER'S LIABILITY AND OBLIGATION UNDER THIS CLAUSE 19 EXCEED THE NET AMOUNTS PAID BY PURCHASER TO SUPPLIER FOR THE INFRINGING SYSTEMS GIVING RISE TO SUCH LIABILITY.

20.      INDEMNIFICATION AND INSURANCE

         20.1 Each party (the "Indemnifying Party") shall indemnify and save harmless the other party (the "Indemnified Party") from any liability or claim (including, without limitation, the costs and reasonable attorney's fees in connection therewith) that may be made by a third party for injury, including death, to persons or damage to property arising directly out of the Indemnifying Party's negligent acts or omissions in connection with such Indemnifying Party's performance of its obligations or exercise of its rights under this Agreement provided that the indemnified Party has no contributory fault in connection with such liability or claim.

         20.2 Without thereby limiting its responsibilities under the Purchase Order Supplier shall maintain during its performance under this Agreement General Liability Insurance, including contractual, products liability and broad form vendors' property damage endorsement with the limits of either $5,000,000 combined single limit per occurrence for bodily injury and property damage or $3,000,000 bodily injury per occurrence and $2,000,000 property damage per occurrence. Supplier must provide property insurance to cover all consigned Purchaser material on Supplier's premises during the term of the Agreement.

         20.3 The Supplier shall supply to the Purchaser written evidence that such cover is in force for the required period. On receipt of the Purchaser's request, the Supplier shall provide evidence that such insurance is in force. Where the Supplier cannot demonstrate, to the reasonable satisfaction of the Purchaser the existence of adequate insurance, the Purchaser shall have the right to effect such insurance as may be necessary. The cost of such insurance shall be for the Supplier's account.

21.      CONFIDENTIALITY

         The provisions of Clause 7 of the Agreement shall similarly apply to the Purchase Order(s).

22.      FORCE MAJEURE

         Except to obligations to pay money, (other than with respect to a Purchase Order which is itself subject to an event of force majeure declared by the Supplier), neither Party shall be liable for any breach of the Purchase Order owing to any of the following causes, or any similar causes, anywhere in the world, to the extent beyond its reasonable control: Act of God, fire, industrial action or lock-outs (except for industrial action or lock-outs by the Supplier's employees), the act or omission of Government, war, military operations or riot.

23.      PROPRIETARY NOTICES

         Purchaser agrees that all Goods and accompanying documentation shall include re-productions of the copyright notices and other proprietary legends of the supplier and its vendors. Purchaser shall not remove, efface or obscure any such notice or legends without approval of Supplier.

24.      RECOVERY OF SUMS DUE

         Whenever a sum of money due to one party from the other party, in relation to the Purchase Order or otherwise, is not paid by the due date, it may be deducted from any sum then due, or which at any time thereafter may become due to the other party under the Purchase Order or any other contract between the parties. Any sums due and not recovered by such deductions may be recovered as a debt.

25.      GENERAL

         25.1 The invalidity or unenforceability for any reason of any provision of the Purchase Order shall not prejudice or affect the validity or enforceability of its other provisions.

         25.2 The headings to these clauses are for reference only and shall not affect their interpretation.

         25.3 Any notice to be given under the Purchase Order must be in writing and may be delivered by hand or sent by prepaid post to the "authorized representative" at the address given in
                  Schedule 7.

         25.4 No claim or right arising out of breach of the Purchase Order by either party may be discharged in whole or in part by any waiver or renunciation of the claim or right unless such waiver or renunciation is in writing, signed by the other party.

         25.5 Neither party may novate or assign this Purchase Order or any of its rights benefits or obligations arising thereunder without the prior written consent of the other party, except that either party may assign and delegate all of its rights and obligations hereunder in conjunction with a sale of all or substantially all of its business or assets to which this Purchase Order relates.

         25.6 The settlement of any dispute shall be done as per article 10 of the Agreement.

         25.7 Supplier represents that it has the rights which herein are granted to Purchaser to sell the Goods for resale throughout the world (subject to any applicable export control restrictions), and that Supplier has taken appropriate action with any of its existing distributors of similar goods to remove any restrictions which would impede the granting of these rights to Purchaser.

SCHEDULE 2

PRICES AND PRODUCT DESCRIPTION

1. The prices detailed hereunder are firm and fixed for the calendar year in which this Agreement commenced (the "Initial Period"). Sixty (60) days prior to the expiration of the Initial Period, and each subsequent twelve (12) month period the Parties shall review and agree upon the prices that shall apply to Goods and Services for the next twelve (12) month period. The prices listed below include warranty during the Guarantee Period and technical support for 12 months.

         The prices listed below are subject to amendments according to the clauses below:

         - As for the BSC and the NSS, the prices are applicable only for a period of three months following the Signature of this Agreement As soon as the configurations and functions of the BSC and NSS are clarified by the Supplier, the prices of the BSC and of the NSS will be adjusted for price coherence between the functions provided by the BSC and the NSS and between this equipment and the NSS/BSC functions integrated in the Combo. This adjustment should not impact the price of the Combo nor the aggregate prices.

         - In the event that the market prices have substantially decreased, the Purchaser may request good faith efforts from the Supplier to re-negotiate prices accordingly. Such price reduction will become effective for all following deliveries to the Purchaser.

         - The Purchaser will discuss with the Supplier any single opportunity for the Supplier's Goods that is greater than (U.S.) dollars. In the event that the single opportunity pricing is granted to the Purchaser by the Supplier, it will not impact the OEM pricing at that time.

         - For each of the calendar years, the Purchaser and Supplier will use their best efforts to agree upon and execute an amendment to this Agreement that sets forth the prices and volume discounts applicable for such a calendar year. The Supplier guarantees a minimum of decrease of price for the Products from one calendar year to the next.

         - The prices listed will be subject to a volume discount according to the table below:

                    ------------------------------- -----------------------------
                    NUMBER OF TRX'S                 DISCOUNT*
                    ------------------------------- -----------------------------
                    1 to 999                        0%
                    ------------------------------- -----------------------------
                    1000 to 1499                    2%
                    ------------------------------- -----------------------------
                    1500 to 1999                    4%
                    ------------------------------- -----------------------------
                    2000 and over                   10%
                    ------------------------------- -----------------------------

         *These volume discounts do not apply to the WAVEView OMC-200 or its associated software

         - The Supplier represents to the Purchaser that the prices listed herein for Goods and Services are no higher than those charged by the Supplier to other parties who purchase similar goods for resale (excluding exceptions for flexibility in markets and for Customers Purchaser is not pursuing, and other special circumstances on an agreed upon individual basis). At the request of the Purchaser, Supplier shall internally review its compliance with this requirement on an annual calendar year basis and shall credit any overcharge to the Purchaser in accordance with Schedule 1, Clause 24. In any event, the Purchaser shall receive a minimum sixty-five (65) % discount off the Supplier then current list prices.

1.1      PRICES FOR GOODS

-------------------------------------------------------------- -------------------------------- ----------------------------------
DESCRIPTION OF GOODS                                           PART NUMBER                                            PRICE (US$)
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEXpress 1-TRX BTS (900MHz)                                  M5120N                                                      10,500
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEXpress 2-'TRX BTS (900MHz)                                 M5220N                                                      15,750
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEXpress 3-TRX BTS (900MHz)                                  M5320N                                                      23,625
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEXpress 1-TRX BTS (1800MHz)                                 M5122N                                                      10,500
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEXpress 2-TRX BTS (1800MHz)                                 M5222N                                                      15,750
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEXpress 3-TRX BTS (1800MHz)                                 M5322N                                                      23,625
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEXpress 1-TRX BTS (1900MHz)                                 N/A                                                            N/A
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEXpress 2-TRX BTS (1900MHz)                                 N/A                                                            N/A
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEXpress 3-TRX BTS (1900MHz)                                 N/A                                                            N/A
-------------------------------------------------------------- -------------------------------- ----------------------------------
TurboWAVE 4 Watt(900 MHz)                                      M640154N                                                     4,200
-------------------------------------------------------------- -------------------------------- ----------------------------------
TurboWAVE 8 Watt(900 MHz)                                      M640157N                                                     4,200
-------------------------------------------------------------- -------------------------------- ----------------------------------
TurboWAVE 16 Watt(900 MHz)                                     M640158N                                                     8,925
-------------------------------------------------------------- -------------------------------- ----------------------------------
TurboWAVE 4 Watt (1800 MHz)                                    M648154N                                                     4,200
-------------------------------------------------------------- -------------------------------- ----------------------------------
TurboWAVE 8 Watt (1800 MHz)                                    M648157N                                                     4,200
-------------------------------------------------------------- -------------------------------- ----------------------------------
TurboWAVE 16 Watt (1800 MHz)                                   M648158N                                                     8,925
-------------------------------------------------------------- -------------------------------- ----------------------------------
TurboWAVE 4 Watt (1900 MHz)                                    NIA                                                            N/A
-------------------------------------------------------------- -------------------------------- ----------------------------------
TurboWAVE 8 Watt (1900 MHz)                                    N/A                                                            N/A
-------------------------------------------------------------- -------------------------------- ----------------------------------
TurboWAVE 6 Watt (1900 MHz)                                    N/A                                                            N/A
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEXpress BSC-30                                              M5030N                                                      24,850
-------------------------------------------------------------- -------------------------------- ----------------------------------
Combo 1-TRX (900 MHz)                                          M5131N                                                      14,335
-------------------------------------------------------------- -------------------------------- ----------------------------------
Combo 2-TRX (900 MHz)                                          M5132N                                                      19,590
-------------------------------------------------------------- -------------------------------- ----------------------------------
Combo 1-TRX (1800 MHz)                                         M5831N                                                      14,335
-------------------------------------------------------------- -------------------------------- ----------------------------------
Combo 1-TRX (1800 MHz)                                         M5832N                                                      19,590
-------------------------------------------------------------- -------------------------------- ----------------------------------
Combo 1-TRX (1900 MHz)                                         N/A                                                            N/A
-------------------------------------------------------------- -------------------------------- ----------------------------------
Combo 2-TRX (1900 MHz)                                         N/A                                                            N/A
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEXchange NSS                                                M5060N                                                      40,645
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEView,OMC-200                                               M8050SN                                                     23,670
-------------------------------------------------------------- -------------------------------- ----------------------------------

-------------------------------------------------------------- -------------------------------- ----------------------------------
Combo S/W - 1 TRX                                              S500200N                                                     7,350
-------------------------------------------------------------- -------------------------------- ----------------------------------
Combo S/W - 2 TRX                                              S500300N                                                    13,125
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEXchange NSS S/W- Base                                      S500400N                                                    11,025
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEXchange NSS S/W- Base                                      S500500N                                                     3,675
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEView,OMC-200 S/W - Base                                    S500600N                                                    11,025
-------------------------------------------------------------- -------------------------------- ----------------------------------
WAVEView,OMC-200 S/W - per TRX (not to exceed $70k/ OMC)       S500700N                                                       735
-------------------------------------------------------------- -------------------------------- ----------------------------------

         1.2      PRICES FOR ENGINEERING SERVICES

                  EMERGENCY CALL OUT SERVICES *

                   BASE RATES

                   EMERGENCY CALL OUT             Standard        Weeknights         Nights/Weekends       Sundays/Holidays
                                                  8am-5pm         5pm-11pm           11pm-8am

                   Junior Engineer               $ 90             $110                 $125                    $150

                   Engineer                      $110             $130                 $150                    $185

                   Sr. Engineer/Spec.            $150             $180                 $185                    $250

                   Project Manager               $190             $225                 $250                    $315

                  Purchaser will be offered a discount of 30% from these rates for these rates during the first year of the agreement. These rates are subject to a six month adjustment based upon good faith negotiations, and an agreed to, price escalation table(s).

                  *Rates do not include transportation, nor a Per Diem for food and lodging, nor out-of-pocket expenses for personnel rendering such services.

         1.3      PRICES FOR SPARES

         --------------------------------- ------------------------------------------------------ --------------------------------
         Part Number                       Description of Field Replaceable Unit                               Spares Price (US$)
         --------------------------------- ------------------------------------------------------ --------------------------------
          M340220                           Clock, 13MHz                                                                    1,370
         --------------------------------- ------------------------------------------------------ --------------------------------
          M340014                           E-l, Long Haul, 2 Port                                                          5,670
         --------------------------------- ------------------------------------------------------ --------------------------------
          M340098                           E-1 with 2 TRAUS                                                                8,400
         --------------------------------- ------------------------------------------------------ --------------------------------
          M340121                           IWP                                                                             3,970
         --------------------------------- ------------------------------------------------------ --------------------------------
          M640034                           Power supply 350W, Hi24, 115v AC                                                1,370
         --------------------------------- ------------------------------------------------------ --------------------------------
          M640035                           Power supply 350W, Hi24, 230v AC                                                1,370
         --------------------------------- ------------------------------------------------------ --------------------------------
          M640026                           Power supply 350W, Hi24, -48V DC                                                1,370
         --------------------------------- ------------------------------------------------------ --------------------------------
          M640027                           Power Supply 50A, 115V AC                                                       1,660
         --------------------------------- ------------------------------------------------------ --------------------------------
          M640028                           Power Supply 50A, 230V AC                                                       1,660
         --------------------------------- ------------------------------------------------------ --------------------------------
          M340063                           RF Distribution 900 MHz                                                         3,150
         --------------------------------- ------------------------------------------------------ --------------------------------
          M340088                           RF Distribution 1800 MHz                                                        3,150
         --------------------------------- ------------------------------------------------------ --------------------------------
          N/A                               RF Distribution 1900 MHz                                                          N/A
         --------------------------------- ------------------------------------------------------ --------------------------------
          M640116                           TRX 900 MHz                                                                     7,875
         --------------------------------- ------------------------------------------------------ --------------------------------
          M640117                           TRX 1800 MHz                                                                    7,875
         --------------------------------- ------------------------------------------------------ --------------------------------
          N/A                               TRX 1900 MHz                                                                      N/A
         --------------------------------- ------------------------------------------------------ --------------------------------
          M640025                           Fan, 12V Power Supply                                                             450
         --------------------------------- ------------------------------------------------------ --------------------------------
          M640021                           Cable kit, full set, indoor                                                       450
         --------------------------------- ------------------------------------------------------ --------------------------------
          M640048                           WAVEXpress Chassis                                                              1,850
         --------------------------------- ------------------------------------------------------ --------------------------------

         1.4      Prices for Post Guarantee Repair Service

         --------------------------------- ------------------------------------------------------ ----------------------------------
          Part Number                       Description of Field Replaceable Unit                                Repair Price (US$)
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M340220                           Clock, 13MHz                                                                        600
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M340014                           E-l, Long Haul, 2 Port                                                            1,900
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M340098                           E-1 with 2 TRAUS                                                                  3,200
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M340121                           IWP                                                                               1,300
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M640034                           Power supply 350W, Hi24, 115v AC                                                    450
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M640035                           Power supply 350W, Hi24, 230v AC                                                    450
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M640026                           Power supply 350W, Hi24, -48V DC                                                    450
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M640027                           Power Supply 50A, 115V AC                                                           500
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M640028                           Power Supply 50A, 230V AC                                                           500
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M340063                           RF Distribution 900 MHz                                                             350
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M340088                           RF Distribution 1800 MHz                                                            350
         --------------------------------- ------------------------------------------------------ ----------------------------------
          N/A                               RF Distribution 1900 MHz                                                            N/A
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M640116                           TRX 900 MHz                                                                       2,500
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M640117                           TRX 1800 MHz                                                                      2,500
         --------------------------------- ------------------------------------------------------ ----------------------------------
          N/A                               TRX 1900 MHz                                                                        N/A
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M640025                           Fan, 12V Power Supply                                                               N/A
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M640021                           Cable kit, full set, indoor                                                         N/A
         --------------------------------- ------------------------------------------------------ ----------------------------------
          M640048                           WAVEXpress Chassis                                                                  N/A
         --------------------------------- ------------------------------------------------------ ----------------------------------

         1.5      PRICES FOR TECHNICAL SUPPORT

                  Telephone Support and Software Updates shall include third level support from the Supplier's Technical Support Center in Redwood City, CA and shall include those items identified in
                  Schedule 4. Prices are calculated at the beginning of each quarter based upon the cumulative volume of Goods shipped during the term of this agreement except that the purchaser shall have, no obligation to pay for support for Goods shipped in the 12 months prior to the beginning of the current quarter. Payment for such services are provided in Schedule 1, Clause 9.

                  1.5.1 The rate will be 2.28% of the Price of the Goods per year measured on a quarterly basis

                  1.5.2 The Purchaser will make available for a period of not less than 12 calendar months following Agreement signing, 2 or 3 senior technical Level 3 (Product Support) specialists. At least one of these specialists will be NSS trained.

                  1.5.3 Supplier will make available Product Support Specialists on an emergency call basis and use best efforts to meet Purchasers requirements.

                  1.5.4 Purchaser will provide 6 person- months of assistance during the first four month period following the signing of this Agreement in the area of OSS and NSS curriculum development at locations to be determined by both parties in an effort to accelerate the availability of the courses and familiarity of the instructors with the Supplier's product.

         1.6      PRICES FOR TRAINING

                  Customer Training will be provided if available resources permits as it is expected that Purchaser will train it own personnel and personnel of its Customers

-----------------------------------------------------------------------------------------------------------------------------------
PART NO.         NAME OF TRAINING COURSE                                                 CHARGE IN U.S.$           DURATION (DAYS)
-----------------------------------------------------------------------------------------------------------------------------------
T100             GSM Overview                                                                       $400                  1
-----------------------------------------------------------------------------------------------------------------------------------
T200             Product Overview                                                                   $200               1/2
-----------------------------------------------------------------------------------------------------------------------------------
T300             OMC-R system Administration                                                        $800                  2
-----------------------------------------------------------------------------------------------------------------------------------
T400             OMC-R Network Operations                                                          $1200                  3
-----------------------------------------------------------------------------------------------------------------------------------
T500             BSS Operations & Maintenance                                                      $1200                  3
-----------------------------------------------------------------------------------------------------------------------------------
T600             BSS Installation & Commissioning                                                   $800                  2
-----------------------------------------------------------------------------------------------------------------------------------
T700             OMC-s System Administration                                                        $800                  2
-----------------------------------------------------------------------------------------------------------------------------------
T800             OMC Network Operations                                                            $1200                  3
-----------------------------------------------------------------------------------------------------------------------------------
T900             WAVEXchange Operations & Maintenance                                              $1200                  3
-----------------------------------------------------------------------------------------------------------------------------------

                  See Supplier's Training Guide for further details.

                  Train the Trainer courseware shall be developed and agreed upon within 30 days of the agreement signing. During this period of time Funding and Pricing will be negotiated in good faith and be consistent with the above training course pricing table.

         1.7      PRICES FOR DOCUMENTATION

                  A.        Sample Customer Documentation Structure

         ---------------------------------------------------------------------
         D640134C 2.0                Includes the Following:
                                     WAVEXpress/BTS Installation and
                                     Commissioning Guide
                                     WAVEXpress/BSC Installation and
                                     Commissioning Guide
                                     WAVEXpress OMC-R Installation and
                                     Commissioning Guide
                                     WAVEXpress OMC-R System
                                     Administrator's Guide
                                     WAVEView Operations and Maintenance Guide
                                     Craft PC Guide
                                     InterWAVE Parameter Dictionary
                                     Network Implementation Guide
                                     BSS Maintenance Guide

         ---------------------------------------------------------------------

                  B.       Training Material
                                    Includes Instructor and Student Guido

                  C.       Documentation Cost
                                    $52.00Annual Fee. All documentation to be distributed on electronic media.

         1.8      PRICES FOR GUARANTEE PERIOD EXTENSION

         ---------------------------------------------------------------------------------------------------
                                          STANDARD                         PERIOD OF EXTENSION
         ---------------------------------------------------------------------------------------------------
                                         FIRST YEAR                   ONE YEAR               TWO YEARS
         ---------------------------------------------------------------------------------------------------
         Equipment              Return to Factory - No Charge         of Price                  N/A
         ---------------------------------------------------------------------------------------------------
         Software                         No Charge                      N/A                    N/A
         ---------------------------------------------------------------------------------------------------

         1.9      PRODUCT DESCRIPTIONS

                  See Schedule 10

2. Notwithstanding Clause 1 above, the prices for individual Purchase Orders once issued shall remain firm and fixed for their duration, unless otherwise provided for by operation or: any other term of the Agreement.

3.       PRICING OF ENHANCEMENTS

         3.1 Where the Supplier enhances the Goods above and beyond the requirements of the relevant Specification, including the new features or facilities, the Supplier shall state in writing the effect such enhancement will have on the Goods and what adjustment, if any, will be required to the Agreement. The Supplier shall furnish such details in a time scale agreed between the Parties.

         3.2 Where the Supplier shows that an enhancement involves a change in the price or lead times for the Goods, the Supplier shall make best efforts as to the reasonableness of the changes arising therefrom.

         3.3 The Supplier shall not enhance the Goods in any respect unless instructed in writing to do so, by the Purchaser.

         3.4 The Supplier shall demonstrate best faith efforts to ensure that the price for enhancements does not include any work that should be performed under any other term of the Agreement or any Purchase Order. This shall include, but not be restricted to, enhancements in respect of operational support, repair, build management and guarantee.

4.       FORECASTING MECHANISM FOR GOODS

         The forecasting mechanism for Goods volume shall be as follows:

         4.1. The Purchaser will provide monthly a rolling 12 month forecast, broken down by country, of their requirements as precise as possible of the Goods to the Supplier by a date to be agreed. The

                  Purchaser shall use best efforts to forecast and purchase at least the amounts set forth in the Purchase Baseline in
                  Schedule 9.

         4.2 The forecast, broken down by country, for the current month and the two months following are firm and not subject to change. The third month following the current month can have the quantity changed by ten percent up or down and each item forecast as precisely as possible. Global bulk Purchase Orders for the third month following the current month are due at the end of the current month. Specific Purchase Orders as described in Schedule 7 are due six (6) weeks before shipment. The fourth month can have the quantity change by twenty per cent up or down and each forecast item as precisely as possible twenty per cent up or down. The fifth month can have the quantity changed twenty per cent up or down and each item forecast as precisely as possible. The sixth month can have the quantity changed ten per cent up or down and each item forecast as precisely as possible. For all other months the forecast is given as information.

         4.3 The parties agree from time to time to discuss in good faith whether the three (3) month fixed forecast period should be reduced to conform with market requirements.

5.       CREDIT FOR TECHNICAL SUPPORT FROM THE PURCHASER

         In consideration of the Purchaser providing first and second level support to its Customers and the value of other assistance being provided to the Supplier hereunder, including product evolution and marketing support, the Supplier shall provide a credit to the Purchaser equal to five (5%) percent of the net Price of Goods, excluding Services, until such time as the Parties have developed more detailed information on the reasonableness of such charges in relation to the services provided by the Purchaser and have reached mutual agreement on alternate charges. The credit shall be indicated on each invoice submitted by the Supplier to the Purchaser and may be deducted by the Purchaser from such invoice. The Supplier shall not provide any similar credit to any other distributor of its products (including OEM distributors) unless such other distributor provides similar support services and assistance to the Supplier.

SCHEDULE 3

SPECIFICATIONS

FACTORY TEST SPECIFICATIONS
ACCEPTANCE TEST SPECIFICATIONS

Supplier will provide to Purchaser these documents within thirty calendar days of the signing of the Agreement.

A meeting to accept those documents will be held within 60 days of the signing of this Agreement.

SCHEDULE 4

SUPPORT REQUIREMENTS

For the purposes of this Schedule 4 "Support Period" shall mean a period of time commencing from the date of Agreement and terminating five (5) years from the date of delivery of the last Goods supplied under the Agreement.

1.       POST GUARANTEE REPAIR SERVICE

         The Supplier hereby undertakes to maintain a repair capability for Goods throughout the Support period. In accordance with this undertaking, the Supplier shall, if required by the Purchaser, provide a "post guarantee repair service" for Goods. The Supplier's charges for such repair are detailed in Schedule Goods repaired in accordance with such "post guarantee repair service" shall be repaired and re-delivered to the Purchaser within 30 days of return of the Goods to the Supplies works.

         If the product is damaged beyond reasonable cost to repair or due to improper maintenance because of being modified or incorrectly repaired by a non-authorized third party, the Supplier will not be obliged to effect a repair but will offer the Purchaser a replacement product at a price defined in this agreement. The Supplier's repair obligation does not extend to defects arising out of improper handling or uses of Goods such as, but not limited to, excessive water, or other environmental conditions, excessive force or vandalism, etc. In those case the Supplier will offer to the Purchaser replacement Goods at the prices quoted for Spares below with an explanation regarding the reasons not to repair the Goods.

2.       SPARES

         2.1 The Supplier shall, if requested, during the Support Period, provide the Purchaser with any spare or replacement parts as may be required subject to the field replaceable units defined by the Supplier. Where agreed prices do not exist, such spares or replacement parts shall be provided at prices and in time scales that are fair and reasonable.

         2.2 The Supplier accepts that the Purchaser requires continuity of supply and hereby undertakes to give the Purchaser at least six (6) months written notice of its being unable to supply Goods, spares or replacement parts covered by the Agreement. In such an event the Supplier shall, without any additional cost whatsoever to the Purchaser, maintain such stocks of Goods, spares, replacements parts as the Supplier believes necessary, to fulfill its obligations under existing Purchase Orders and guarantee obligations.

         2.3 For future requirements, the Supplier will undertake to propose an alternative source of supply or will offer to the Purchaser the opportunity of a last time buy in respect of such Goods, spares and replacements parts for stock. Such offer shall remain open for acceptance, by the Purchaser, for a period of not less than three (3) months from the date of submission. Where agreed prices do not exist, such Goods, spares and replacement parts shall be provided at prices and in time scales that are fair and reasonable.

3.       DOCUMENTATION

         The Supplier shall, if requested, during the Support Period, provide the Purchaser with such information and documentation as the Purchaser may reasonably require in order to fulfill Customer maintenance and support requirements. Where agreed prices do not exist, such information and documentation shall be provided at prices and in time scales that are fair and reasonable.

4.       TECHNICAL SUPPORT

         4.1      FOR EQUIPMENT

                  The Supplier hereby agrees to make available to the Purchaser a support service for Equipment for the Support Period in successive renewable twelve (12) month periods. The Equipment support service shall as a minimum provide for:

                  4.1.1 A service desk (contacted through a telephone helpline) to enable the Purchaser to obtain a quick response to the Purchaser's fault enquiries. The service desk shall operate between 8:30a.m. - 5:30p.m. Pacific Standard Time for logging and tracking fault reports Alternatively, the Purchaser may use the mail or email to communicate with the Supplier relative to such support. A central number will be provided for 24 hour pager support for after hours calls on emergency situations.

                  4.1.2 The allocation of a case number upon placing of a fault report. The Purchaser shall use the case number in all communications associated with the fault report.

                  4.1.3 The investigation, by the Supplier, of any fault/technical queries in the Equipment reported by the Purchaser. If such investigation reveals an error, defect or malfunction the Equipment, to provide a return to service using a temporary solution, acceptable to the Purchaser ("Workaround") in event of failure in the time frame provided in
                           4.1.7 has upon the severity of the problem.

                  4.1.4 The Supplier shall keep the Purchaser informed of the progress in resolving any fault/technical query.

                  4.1.5 Visits to the Purchaser's/Customer's sites where deemed necessary for the purpose of investigation or fault resolution. Attendance at the Purchaser's/Customer's sites shall be on a best efforts basis. The charge for such site visits is detailed in Schedule 2.

                  4.1.6 The Supplier shall also provide the following services as part of the support service for
                           Equipment:

                           -        Co-ordination of 3rd party support

                           - Simulation of problems using equipment available in Suppliers test facilities

                           -        Multi-vendor product expertise

                           - Prioritization of faults/events and escalate as required to next level

                           - Access to the system design authorities and highest level design documentation.

                           - Specific designs or modifications to Equipment will be developed, as required.

                           -        Documentation Updates

                  4.1.7    Case Seventy Definition and Closure Policy

                           The parties will agree to perform a comparison of their case severity classifications within sixty days of the signing of this Agreement to ensure understanding and consistency of such classifications using the definitions below as the guideline.

                           S1 EMERGENCY              System or network is down
                                                     and unusable as a result
                                                     of a problem which causes
                                                     fails, or results in
                                                     severe intermittent
                                                     operations with no Customer
                                                     acceptable work-arounds, or
                                                     the Customer states the
                                                     problem has a critical
                                                     impact on their operation.

                           S2 SIGNIFICANT            Impact System or network
                                                     is up and will run,
                                                     however, the problem
                                                     exists with significant
                                                     impact and which has
                                                     difficult or no
                                                     work-arounds causing
                                                     substantial performance
                                                     degradation, or prevents
                                                     the Customer from using a
                                                     critical feature of the
                                                     product or the system.

                           S3 LIMITED IMPACT         System or network is up
                                                     and running, but minor
                                                     problems exist having
                                                     limited impact. Customer
                                                     can use the system or
                                                     product with limitation
                                                     or workarounds that are not
                                                     critically impacting the
                                                     overall operations. This
                                                     could be a non-problematic
                                                     information issue such as a
                                                     documentation error as
                                                     well.

                           S4 RMA                    Logging a request for a
                                                     Return Material
                                                     Authorization.

                           S5 ENHANCEMENT            Required for a new
                                                     product or feature. This
                                                     is used by both the
                                                     Customer Advocacy function
                                                     and Marketing to prioritize
                                                     future releases(includes
                                                     documentation).

                           S6 INFORMATIONAL          Used for Customer
                                                     Information Requests

                  4.1.8     Escalation Table

   ------------------ --------------------- -------------------- -------------------- ---------------------- ------------------
                                                                                      VICE PRESIDENT
                      INITIAL RESPONSE                           RELEVANT  ENGR.      CUSTOMER
        SEVERTY       (VIA TELEPHONE)       MANAGER TAC          DIRECTOR/MGR.        ADVOCACY/ENGR          EXECUTIVE STAFF
   ------------------ --------------------- -------------------- -------------------- ---------------------- ------------------
          S1          15 Minutes            To+4 hours           To+8 hours           To+4 hours             To+24 hours
   ------------------ --------------------- -------------------- -------------------- ---------------------- ------------------
          S2          15 Minutes            To+24 hours          To+36 hours          To+4 hours             N/A
   ------------------ --------------------- -------------------- -------------------- ---------------------- ------------------
          S3          Next Working Day      To+48 hours          To+120 hours         N/A                    N/A
   ------------------ --------------------- -------------------- -------------------- ---------------------- ------------------

                  TO = time of receipt of initial call

                  4.1.9 Target Time to Resolve within Receipt of Initial Fault Report

                           Supplier shall use all reasonable effort to provide resolution in accord with table below

   ------------------ ------------------------ ------------------------ --------------------------------------------------
        SEVERTY       NSS WORKAROUND           BSS WORKAROUND           FULL FIX
   ------------------ ------------------------ ------------------------ --------------------------------------------------
          S1          Within 24 Hours          Within 48 hours          2 Weeks Via Patch
   ------------------ ------------------------ ------------------------ --------------------------------------------------
          S2          1 Week                   1 Week                   90 Days with maintenance release
   ------------------ ------------------------ ------------------------ --------------------------------------------------
          S3          Not Required             Not Required             Commitment will be made within 60 days to a
                                                                        scheduled full or maintenance release
   ------------------ ------------------------ ------------------------ --------------------------------------------------

         4.2      FOR SOFTWARE

                  The Supplier hereby agrees to make available to the Purchaser a Software maintenance and support service for the Support Period in successive renewable twelve (12) month periods. The Software maintenance and support service shall provide for:

                  4.2.1 A service desk (contacted through a telephone help line) to enable the Purchaser to obtain a quick response to the Purchaser's Software Problems. The service desk shall operate during 8:30a.m. - 5:30p.m. Pacific Standard Time for logging and tracking fault response Alternatively, the Purchaser may use the mail to communicate with the Supplier relative to such support

                  4.2.2 The allocation of a case log number upon placing of a fault report. The Purchaser shall use the call case number in all communications associated with the fault report.

                  4.2.3 The investigation, by the Supplier, of any Software Problem in the Software reported by the Purchaser. If such investigation reveals an error, defect or malfunction in the Software, to provide Correction according to the following time scales based upon the severity as defined in sub-clause 4.1.7:

                           Supplier shall use all reasonable effort to provide resolution in accord with table below

   ------------------ ------------------------ ------------------------ --------------------------------------------------
        SEVERTY       NSS WORKAROUND           BSS WORKAROUND           FULL FIX
   ------------------ ------------------------ ------------------------ --------------------------------------------------
          S1          Within 24 Hours          Within 48 hours          2 Weeks Via Patch
   ------------------ ------------------------ ------------------------ --------------------------------------------------
          S2          1 Week                   1 Week                   90 Days with maintenance release
   ------------------ ------------------------ ------------------------ --------------------------------------------------
          S3          Not Required             Not Required             Commitment will be made within 60 days to a
                                                                        scheduled full or maintenance release
   ------------------ ------------------------ ------------------------ --------------------------------------------------

                  4.2.4 The Supplier shall keep the Purchaser informed of the progress in resolving any Software Problem.

                  4.2.5    The Supplier shall notify the Purchaser:

                           - as soon as practicable when a new Release or new Version is issued; and

                           - when issued new Releases or new Versions bear upon a Software Problem which the Purchaser has reported.

                  4.2.6 The Supplier shall deliver to the Purchaser at an agreed upon price, new Releases and or new Versions of the Software, as soon as practicable, including any new documentation or portions thereof.

                  4.2.7 Visits to the Purchaser's/Customer's sites where deemed necessary for the purpose of investigation or for the installation of new Software. Attendance at the Purchaser's/Customer's sites shall be on a best efforts basis in response with the Purchaser's request. The charge for such site visits is detailed in Schedule 2.

                  4.2.8 The Supplier shall, when in-depth analysis is required, provide direct access to its support computer for the purposes of downloading critical patches or provide information needed by the Purchaser to access the computer over telephone lines.

                  4.2.9 The Supplier agrees to support the then current version and two previous versions of Software under pricing conditions stated in sub-clause 1.5 of
                           Schedule 2. Upon release of the third Version of the Software provided to the Purchaser under this Agreement, the Parties agree to discuss in good faith whether any modifications to this support policy is required.

                  4.2.10 Supplier will issue a first root cause analysis report within48 hours on S1 severity cases. A final root cause analysis will be issued within thirty (30) days on these cases.

                  4.2.11 The Supplier and Purchaser will hold weekly conference calls to discuss and prioritize technical issues.

                  For the purpose of 4.2 above, the following definitions shall apply:

                           a) "Release" or "Update" means a maintenance revision to the Software (including documentation) designed to correct an error or improve performance. A new Release (Update) is indicated by a change in characters to the right of the decimal point in the Product version number (e.g. V1.1 changes to V1.2).

                           b) "Versions" or "Upgrade" means a new version of the Software (including documentation) which incorporates a series of new releases of Software and may incorporate other changes, improvements and new features. A new Version (Upgrade) is indicated by a change in characters to the left of the decimal point in the Software version number (e.g. V I. 1 changes to V2.1).

                           c) "Previous Sequential Releases" shall mean the new Version of the Software which has been replaced by a subsequent Version which is supported as indicated in paragraph 4.2.9.

                           d) "Software Problem" means a defect in the Software distribution media and or Software function which is inconsistent with the Software Specification.

                           e) "Correction" of a Software Problem means the replacement of defective software distribution media and or making the function of Software consistent with the Software Specification.

                           f) "Workaround" shall mean an alternative method to provide a temporary solution to a reported problem with Software to enable the continued operation of the Software that is reasonably acceptable to the Purchaser.

SCHEDULE 5

TRAINING PROGRAMS

SUPPLIER OBLIGATIONS

         The Supplier shall make available the necessary documentation and training courseware to enable the Purchaser and its Customers to use and perform maintenance and provide support for the Goods. The courses available to the Purchaser and Customers are detailed below:

         COURSES FOR THE PURCHASER PERSONNEL

         Are the same as those stated in sub-clause 1.6 of Schedule 2. For details please refer to the Supplier's Training Catalog

         COURSES FOR CUSTOMER PERSONNEL

         Are the same as those stated in sub-clause 1.6 of Schedule 2. For details please refer to the Supplier's Training Catalog

PURCHASER OBLIGATIONS

         The Purchaser will make the necessary facilities available for the training of their employees and Customers.

OBLIGATIONS OF BOTH PARTIES

         The Supplier shall develop a plan with the Purchaser to train the trainers identified by the Purchaser who will be conducting the training at sites to be mutually agreed to.

SCHEDULE 6

QUALITY REQUIREMENTS

1.         QUALITY CONTROL

         1.1 The Supplier shall operate a quality system that meets the requirements of ISO 9001 within twelve (12) months of signing this Agreement and to the reasonable satisfaction of the Purchaser at all locations undertaking activities in support of the Agreement.

         1.2 The Purchaser's and the Supplier's named contacts who have management responsibility for quality assurance for all activities covered by the Agreement are identified below:

                  The Supplier's Quality Manager         Dave Spaulding
                                                         656 Bait Island Road
                                                         Redwood City, CA, 94063

                  The Purchaser's Quality Manager        Claude Duez
                                                         Nortel Matra Cellular
                                                         Guyancourt, France

         1.3 The Supplier shall provide access to the premises', undertaking work relating to the Agreement, for the personnel of the Purchaser and its Customers' to carrying out any assessments deemed necessary to ensure the Supplier's compliance with ISO 9001, process capability, and any other reasonable requirements of the Purchaser.

         1.4 All activities associated with the Agreement, and in particular all release activities associated with procurement, manufacturing, testing and repairs, shall be clearly documented to show the sequence of activities and the acceptance criteria. This information shall be documented such that a controlled copy is supplied to the Purchaser within three (3) months of signing the Agreement. Such documentation shall be kept up to-date at all times by the Supplier.

         1.5 Final Factory Test results will be supplied with the shipment of the Goods.

         1.6 All Goods shall be new, of sound design, materials and workmanship.

2.       REPORTS AND SUPPLIER PERFORMANCE

         2.1 The Supplier shall provide regular monthly reports, to be submitted on a date to be agreed between the Parties, on the performance of Goods and Services in relation to:

                  -        delivery against lead time;

                  -        reject rate at manufacturing release;

                  -        Commissioning Failure Rate;

                  -        Reliability;

                  -        repair turn-around-time;

                  -        level of no fault found; and

                  -        repair diagnostics for Customer returned product.

                  The above reports shall provide data for each performance measure in relation to the preceding calendar month. The performance levels to be achieved by the Supplier, where appropriate, are detailed in the Appendix to this Schedule 6.

                  Where the Supplier fails to achieve the required level(s), the Purchaser and the Supplier shall agree a corrective action plan which shall put in place activities and procedures to remedy such non-achievement. Such corrective action plan shall be without prejudice to any rights or remedies available to the Purchaser under the Agreement. The performance levels shall be reviewed and agreed annually.

         2.2 The Purchaser shall provide monthly reports of the failure rate of Goods prior to going into service and the "In service" reliability of Goods.

3.         MANUFACTURING CHANGES

         3.1 The Supplier shall formally document, in accordance with the Supplier's "Change Control Procedure", all changes and/or concessions approved by the Purchaser according to Clause 15 of Schedule 1 which affect the Goods' configuration or compatibility.

         3.2 Goods will only be accepted and paid for on condition that no Product Change in design has been introduced by the Supplier without notifying the Purchaser in writing.

4.       Reliability

         4.1 The Supplier shall submit to the Purchaser as part of its deliverable documentation a "Reliability Plan" for each Goods type required under the Agreement. The Reliability Plan shall be provided to the Purchaser for review and approval not later than 90 days from the date of the Agreement.

         4.2 The content and format of the Reliability Plan shall be agreed with the Purchaser and shall include details of the Suppliers method's, process and activities for predicting, demonstrating and improving reliability of the Goods. The Reliability Plan shall also identify the planned test phases and activities during manufacture, to demonstrate the Goods compliance with the Purchaser's requirements.

         4.3 As part of the Reliability Plan, the Supplier shall provide to the Purchaser reports and results of the outcome/output of those activities detailed in the Reliability Plan.

5.       GENERAL

         5.1 The Supplier shall co-operate with the Purchaser in investigating and resolving any Customer inquiries and complaints.

         5.2 The Supplier shall keep the Purchaser informed of its manufacturing capacity and the effect of any changes including process and location that may impact upon the manufacturing capability. This information shall be provided so as to be complimentary to the forecasting process.

APPENDIX TO SCHEDULE 6

This Appendix provides details of the performance measures for Goods and Services. Supplier fully intends to meet the Target Performance Levels described below and shall use all reasonable efforts to do so.

1.       DELIVERY

         The quantifies of Goods delivered by the due date as a percentage of the total quantity of Goods required to be delivered during any Supplier fiscal quarter shall be measured and communicated to the Purchaser no later than fifteen (15) days after the end of the Supplier' s quarter and track a four (4) quarter history.

         Target Performance Level = 100%

2.       MANUFACTURING RELEASE FAILURE RATES

         The number of Goods passing the final test stage on first submission, as a percentage of the total number of Goods submitted to the final test during any Supplier fiscal quarter shall be measured and communicated to the Purchaser no later than fifteen (15) days after the end of the Supplier's quarter. The data shall be tracked for four (4) consecutive quarters.

         Target Performance Level = > 95%

3.       COMMISSIONING FAILURE RATE

         The number of Goods returned to the Supplier for repair from test stage prior to be being placed in service, as a percentage of the Goods that have been supplied within the "window". The data shall be tracked for four (4) consecutive quarters.

         Target Performance Level = TBD In next 60 days

4.       RELIABILITY

         The MTBF of each unit measured using the in-services returns for repair and the in-service equipment services population. The data shall be tracked for four (4) consecutive quarters.

         Target Performance Level= > Agreed MTBFs

          --------------------------------- ------------------------------------------------------ --------------------------------
          PART NUMBER                       DESCRIPTION OF FIELD REPLACEABLE UNIT                  ESTIMATED MTBF - HOURS
          --------------------------------- ------------------------------------------------------ --------------------------------
          M340220                           Clock, 13MHz                                                                  1,344,267
          --------------------------------- ------------------------------------------------------ --------------------------------
          M340014                           E-l, Long Haul, 2 Port                                                          406,861
          --------------------------------- ------------------------------------------------------ --------------------------------
          M340098                           E-1 with 2 TRAUS                                                                244,141
          --------------------------------- ------------------------------------------------------ --------------------------------
          M340121                           IWP                                                                             188,621
          --------------------------------- ------------------------------------------------------ --------------------------------
          M640034                           Power supply 350W, Hi24, 115v AC                                                297,300
          --------------------------------- ------------------------------------------------------ --------------------------------
          M640035                           Power supply 350W, Hi24, 230v AC                                                297,300
          --------------------------------- ------------------------------------------------------ --------------------------------
          M640026                           Power supply 350W, Hi24, -48V DC                                                297,300
          --------------------------------- ------------------------------------------------------ --------------------------------
          M640027                           Power Supply 50A, 115V AC                                                       297,300
          --------------------------------- ------------------------------------------------------ --------------------------------
          M640028                           Power Supply 50A, 230V AC                                                       297,300
          --------------------------------- ------------------------------------------------------ --------------------------------
          M340063                           RF Distribution 900 MHz                                                         305,437
          --------------------------------- ------------------------------------------------------ --------------------------------


                                 PAGE 45 OF 58


          --------------------------------- ------------------------------------------------------ --------------------------------
          M340088                           RF Distribution 1800 MHz                                                        305,437
          --------------------------------- ------------------------------------------------------ --------------------------------
          N/A                               RF Distribution 1900 MHz                                                            N/A
          --------------------------------- ------------------------------------------------------ --------------------------------
          M640116                           TRX 900 MHz                                                                     122,392
          --------------------------------- ------------------------------------------------------ --------------------------------
          M640117                           TRX 1800 MHz                                                                    122,392
          --------------------------------- ------------------------------------------------------ --------------------------------
          N/A                               TRX 1900 MHz                                                                        N/A
          --------------------------------- ------------------------------------------------------ --------------------------------
          M640154                           TurboWAVE (900 MHz)                                                             100,000
          --------------------------------- ------------------------------------------------------ --------------------------------
          M648154                           TurboWAVE (1800 MHz)                                                            100,000
          --------------------------------- ------------------------------------------------------ --------------------------------
          M640025                           Fan, 12V Power Supply                                                            66,241
          --------------------------------- ------------------------------------------------------ --------------------------------
          M640021                           Cable kit, full set, indoor                                                         N/A
          --------------------------------- ------------------------------------------------------ --------------------------------
          M640048                           WAVEXpress Chassis                                                                  N/A
          --------------------------------- ------------------------------------------------------ --------------------------------

5.       REPAIR TURN AROUND TIME

         The number of Goods repaired and returned to the Purchaser within the turnaround time, as a percentage of the total number of Goods repaired and returned to the Purchaser

         The turnaround time is thirty (30) days measured from receipt by the Supplier to dispatch by the Supplier to the Purchaser.

         Target Performance Level = 100%

6.       NO FAULT FOUND

         The number of units diagnosed as no fault found as a percentage of the units returned to the Purchaser during each Supplier fiscal quarter shall be measured and communicated to the Purchaser no later than fifteen (15) days after the end of the Supplier's quarter. The data shall be tracked for four (4) consecutive quarters.

         Target Perforce Level = 75%

7.       REPAIR DIAGNOSTICS

         Details of the reported fault and repair action taken on each unit diagnosed during the Supplier's fiscal quarter will be gathered and returned to the Purchaser no later than twenty-one (21) days after the end of each quarter. Both parties will strive to reduce this reporting interval over the next twelve months with the targeting a one month turnaround time.

         Performance Level = No target applicable.

SCHEDULE 7

ORDERING AND BILLING DETAILS

1.       Purchase Orders shall contain the following details:

         -        Unique Purchase Order Number,

         -        The Purchaser's Address;

         -        Description, Part Number, Specification and Quantity of Goods;

         -        Description of Services required;

         -        Delivery Date;

         -        Delivery Address;

         -        Price;

         - Name of the Purchaser's Authorized Procurement Administrator, and

         -        Reference to the Agreement.

         Purchase Orders shall be sent to the following address:

         656 Bair Island Road
         Redwood City, CA, 94063

         The Supplier's Authorized Representative is Stephen Lavallee

2. Signed Purchase Order acknowledgments shall be returned to the Purchaser's Contract Administration Department at the address given in clause 3, below.

3.       THE PURCHASER'S ADDRESSES AND PROCUREMENT ADMINISTRATOR

         3.1      PURCHASING AND CONTRACT ADMINISTRATION

         Nortel-Malra Cellular
         BP 50
         1 Place des fres Montgolfier
         78042 Guyancourt
         France

         The Procurement Administrator is John Haydon

         3.2      INVOICING

         Invoices should be sent to the following address. They will be forwarded by the Procurement Administration for payment by the appropriate Purchaser.

         Nortel-Malra Cellular
         1 Place des fres Montgolfier
         78042 Guyancourt

         France

         The Purchaser's Authorized Invoicing Administrator is John Haydon

SCHEDULE 8

ESCROW

1. The Supplier shall, within thirty (30) days of receipt of a written request from the Purchaser, enter into an escrow agreement with a reputable escrow agent for the deposit of Software source code information and hardware design information relating to Goods (hereinafter collectively referred to as "Escrow Information"). The terms of the escrow agreement are to be agreed between the Parties, but shall at minimum provide:

         1.1 an undertaking by the Supplier that all modifications, updates and changes to the Escrow Information are deposited within thirty (30) days of them becoming available;

         1.2 that if Supplier fails, through no fault of Purchaser, to provide a Correction or Workaround for an S1 severity Software Problem within ninety (90) days of Purchaser's fault report to Supplier, then copy of the Escrow Information necessary to remedy such Software Problem shall be released to Purchaser, provided that Purchaser may only use such Escrow information to remedy such Software Problem, and all such Escrow Information shall be returned to the escrow agent immediately after resolution of thc Software Problem;

         1.3 that if Supplier commits any act of bankrupt, or compounds with its creditors, or a petition or receiving order in bankrupt is presented or made against the Supplier, or a petition for an administration order is presented in relation to the Supplier, or a resolution or petition to wind up the Supplier, or a receiver or administrative receiver is appointed, other than for reconstruction reorganization or amalgamation, and such act or petition is not cured, dismissed, or withdrawn within 90 days thereafter, or Supplier ceases to carry on business, then the Escrow Information shall be released to Purchaser, provided that Purchaser shall only be entitled to use the Escrow Information to enable the continued supply of Goods and the provision of maintenance a support services to existing Customers.

2. All costs associated with the deposit and update of Escrow Information shall be for the Purchaser's account.

SCHEDULE 9

PURCHASING BASELINE AND EXCLUSIVITIES

1. The Purchaser's Purchase Baseline is defined as follows (all revenues are net of service credit as described in Schedule 2, clause 5):

---------------------------------------------------------------------------------------------------------------------------
US$M                            1998                     1999                   2000           2001           2002
Calendar Quarter      Q2       Q3       Q4      Q1       Q2       Q3       Q4
Quarterly Revenue     3        5        8       11       5        5        0
Annual Revenue                                  16*                        21*     50*          82*              131
Cumulative Revenue                              16                         37      87           169              300
---------------------------------------------------------------------------------------------------------------------------

* Purchaser does not have the obligation to place these Purchase Order, except as set forth in Schedule 9, sub-clause 2.1 and Schedule 2, Clause 4 and subject to the payment of the sums described in sub-clause 1.2 below upon the Purchaser's failure to purchase Goods as anticipated in 1998 and 1999.

         1.1 The Purchase Baseline can be adjusted, by good faith negotiations, if, any material microcellular product milestones as defined in the Development Plan (as stated in Schedule 10, and subject to revision by mutual agreement of the parties within 30 days after signing this Agreement) are not met within 90 days of the target date in the Development Plan.

         1.2 If the purchases by the Purchaser, during any quarter of 1998 or 1999 are less than those indicated in the Purchase Baseline above, the Purchaser shall pay the Supplier, at the end of such quarter sum equal to 38.1% of the Price of the shortfall of Goods not purchased by the Purchaser ("Shortfall Payment").

                  1.2.1 To the extent that the Purchaser makes up the shortfall with an excess in the following quarter (over the purchase baseline for such following quarter), the Supplier will credit the Purchaser for the shortfall payment.

                  1.2.2 The Purchaser shall not be obligated to pay for any shortfalls due to the Supplier's failure to deliver Goods which meet mutually agreed acceptance criteria.

         2. Reflecting the fact that the Purchaser will supply substantial, valuable and proprietary technology, technical information and know-how to the Supplier pursuant to the Technical Information Agreement being entered into between the Parties, the Supplier shall be restricted from entering into an OEM or distributor agreement with Nokia or Ericsson until December 31, 1999 ("Limited Exclusivity"). After such time, the Purchaser's Limited Exclusivity shall be terminated only if the annual purchase of Goods by the Purchaser is less than eighty (80%) percent of the annual Purchase Baseline at the end of any of the calendar years 2000, 2001, 2002. Nothing in this Agreement shall be construed to prevent the Supplier from developing other products, whether or not competing with the Goods, for supply to Nokia or Ericsson or any other purchaser, provided that the Supplier complies with all provisions of this Agreement, the Technical Information Agreement and the Patent License Agreement.

                  2.1 If, however, the Purchaser's failure to meet an eighty (80%) percent annual target is attributable solely to the Supplier's delay in meeting a material microcellular product milestone, or the Supplier's delay in delivering goods which meet mutually agreed acceptance criteria, the annual period for determining achievement of the annual target shall be extended for the length of such delay

3. On or before the Second Closing Date, the parties shall, by exercise of their commercially reasonable best efforts acting in good faith, agree upon a methodology for periodic reviews of the market forces, including pricing and other factors that are materially impacting the Purchaser's ability to achieve the commitments in the Purchaser's Purchase Baseline and related commitments hereunder and from time to time to negotiate in good faith any clarifications or modifications that may be appropriate and equitable in the interests of each of the parties by reasons of conditions prevailing from time to time in markets for the Goods.

SCHEDULE 10

PRODUCT DESCRIPTIONS

EQUIPMENT

1.       WAVEXpress BTS

         SPECIFICATIONS

         Cellular Standards Supported                ETSI GSM Phase 2
         Features Supported                          Base transceiver
                                                     station (BTS); GSM RF
                                                     management, data and fax,
                                                     short message service,
                                                     antenna receive diversity,
                                                     encryption, optional power
                                                     supply redundancy
         Transmit RF Frequency                       GSM 935- 960 MHz
                                                     DCS 1805 - 1880 MHz
         Receive RF Frequency                        GSM 890- 915 MHz
                                                     DCS1710 - 1785 MHz
         Antenna Power                               Up to 2.0 watts at antenna
                                                     port (may be extremely
                                                     amplified for greater
                                                     transmit power)
         Cell Size (Range)                           Up to 3 kilometers maximum
                                                     radius depending on
                                                     topography and environment
         Number of TRXs per BTS                      1 - 3
         Channels per BTS                            7- 22 simultaneous
         Mobile Stations Supported                   GSM/DCS-compliant mobile
                                                     station (Phase 1, 2 or 2+)
         GSM/PCS Interfaces Supported                Abis and Radio (Phase 2)
         Processors                                  Distributed Motorola 68040
                                                     and 68360
         Mobile Interfaces Supported                 GSM full-rate RF interface,
                                                     2400 bps -- 9600 bps
                                                     transparent
                                                     data/FAX
         Trunk Network Interfaces                    G.703-compliant. E1, T1
                                                     planned
         Power Requirements                          Power consumption: 150
                                                     watts, 110/220 volts 50-60
                                                     Hz ac, -48 volts dc planned
         Dimensions (h x w x d)                      55 x 23 x 41 centimeters
                                                     (21.5 x 9 x 16 inches)
         Weight                                      20 kg (44 lbs.)
         Operating Environment                       Temperature: -10 DEG. to
                                                                  45 DEG. C
                                                     Humidity:    10% to 90%
                                                                  noncondensing,
                                                                  10% to 95%
                                                                  noncondensing
                                                                  (outdoor)

2.       WAVEXpress BSC
         SPECIFICATIONS
         Cellular Standards Supported                ETSI GSM Phase 2
         Features Supported                          Base station
                                                     controller (BSC); GSM RF
                                                     power management, data and
                                                     fax, short message service,
                                                     optional CPU and power
                                                     supply redundancy, optional
                                                     local transcoding (TRAU)
         BTS RF Protocols Supported                  GSM 900
                                                     DCS 1800
         Number of E1/T1 Ports per BSC               2 - 14
         Number of BTSs per BSC                      1 - 20
         Number of TRXs per BSC                      1 - 20, 1 - 30 in Release 3

         BTSs Supported                              interWAVE WAVEXpress/BTS
                                                     others supporting GSM Abis
                                                     interface (requires
                                                     verification testing with
                                                     interWAVE)
         Mobile Stations Supported                   GSM/DCS-compliant mobile
                                                     station (Phase 1, 2 or 2+)
         GSM/PCS Interfaces Supported                A and Abis
         Processors                                  Distributed Motorola 68040
                                                     and 68360
         Mobile Interfaces Supported                 GSM full-rate RF interface,
                                                     2400 bps- 9600 bps
                                                     transparent
                                                     data/FAX
         Trunk Network Interfaces                    G.703-compliant. El, T1
                                                     planned
         Power Requirements                          Power consumption: 150
                                                     watts, 110/220 volts 50-.60
                                                     Hz ac, -48 volts dc planned
         Dimensions (h x w x d)                      55 x 23 x 41 centimeters
                                                     (21.5 x 9 x 16 inches)
         Weight                                      20 kg (44 lbs.)
         Operating Environment                       Temperature: -10 DEG. to
                                                                  45 DEG. C
                                                     Humidity:.   10% to 90%
                                                                  noncondensing,
                                                                  10% to 95%
                                                                  noncondensing
                                                                  (outdoor)

3.       TurboWAVE BTS

         SPECIFICATIONS
         Cellular Standards Supported                ETSI GSM Phase 2
         Features Supported                          Base transceiver
                                                     station (BTS); GSM RF
                                                     management, data and fax,
                                                     short message service,
                                                     encryption, optional power
                                                     supply redundancy
         Transmit RF Frequency                       GSM 935 - 960 MHz
                                                     DCS 1805- 1880 MHz
         Receive RF Frequency                        GSM 890- 915 MHz
                                                     DCS 1710 - 1785 MHz
         Antenna Power                               Up to 4.0 watts at antenna
                                                     port with 2 TRXs and 1
                                                     antenna
                                                     Up to 8.0 watts at antenna
                                                     port with 2 TRXs and 2
                                                     antenna
                                                     Up to 16.0 watts at antenna
                                                     port with 1 TRX and 1
                                                     antenna
         Cell Size (Range)                           Up to 15 kilometers maximum
                                                     radius depending on
                                                     topography and environment
         Number of TRXs per BTS                      1 - 2
         Channels per BTS                            7- 14 simultaneous
         Mobile Stations Supported                   GSM/DC-compliant mobile
                                                     station (Phase 1, 2 or 2+)
         GSM/PCS Interfaces Supported                Abis and Radio (Phase 2)
         Processors                                  Distributed Motorola 68040
                                                     and 68360
         Mobile Interfaces Supported                 GSM full-rate RF interface,
                                                     2400 bps- 9600 bps
                                                     transparent
                                                     data/FAX
         Trunk Network Interfaces                    G.703-compliant E1, T1
                                                     planned
         Power Requirements                          Power consumption: 250
                                                     watts, 110/220 volts 50-60
                                                     Hz ac, -48 volts dc planned
         Dimensions (h x w x d)                      55 x 23 x 41 centimeters
                                                     (21.5 x 9 x 16 inches)
         Weight                                      20 kg (44 lbs.)
         Operating Environment                       Temperature: -10 to 45
                                                                  DEG. C
                                                     Humidity:.   10% to 90%
                                                                  noncondensing,
                                                                  10% to 95%
                                                                  noncondensing
                                                                  (outdoor)

4.       WAVEXchange

         SPECIFICATIONS

         Applications                                GSM mobile networks,
                                                     wireless local loop, or
                                                     wireless PBX adjunct
         Base Functionality                          Speech Services:
                                                     GSM900/DCS1800/PCS1900
                                                     (future)
                                                     Inter/lntra BSC handover,
                                                     Integral VLR/HLR per GSM
                                                     3.08 and GSM 9.02 MAP Call
                                                     management (GSM 4.08)
                                                     Mobility management (GSM
                                                     4.08)
                                                      - Ciphering,
                                                        identification,
                                                        location update,
                                                        identification, IMSI
                                                        attach/detach, TMSl
                                                        reallocation,
                                                     BSSMAP per GSM 8.08, both
                                                     connection/connectionless
                                                     Unified OMC, integrating
                                                     OMC-S/OMC-R applications
                                                     Call data records per GSM
                                                     12.05, ASCII formatted
                                                     Performance per GSM 12.04,
                                                     with proprietary extensions
                                                     Alarm/event management,
                                                     with proprietary extensions
         Base Platform                               9-slot VME backplane with
                                                     TDM bus (16 lines x 8Mbps)
                                                     IWP Module (68040 CPUI68360
                                                     Comm. Proc.)
                                                      - OMC connectivity via
                                                        Ethernet DB15 connector
                                                      - Craft Interface (RS-232c
                                                        9-pin); external alarms
                                                        (RJ45)
                                                      - Hard disk drive and
                                                        flash memory
                                                     Dual port El/T1 module
                                                     (68360 Comm. Proc.) planned
                                                      - Support for 14 E1 ports
                                                        per chassis
                                                      - Integral 64kbps time/
                                                        space switch"
                                                      - Available with BNC 75
                                                        omega or DB15 120 omega
                                                        connectors
                                                      - Echo cancellation/tones
                                                        available
                                                      - 1->N trunk redundancy
                                                        (future)
                                                     Redundant power supply
                                                     (optional)
         Services                                    Emergency calls
                                                     Call Barring (Operator
                                                     Determined - ODB), GSM 2.88
                                                     Call Forwarding
                                                     Unconditional (CFU - OD),
                                                     GSM 2.82 Intra WAVEXchange
                                                     FAX/data services, GSM
                                                     2.02/2.03
         Performance                                 Call processing
                                                     capabilities: 100 Erlangs
                                                     providing -8000 BHCA
                                                     Performance goals: per
                                                     GSM 3.05
         Environmental                               Temperature:  0 DEG. C to
                                                                   45 DEG. C
                                                     Humidity 0% to 95%,
                                                     noncondensing

5.       Combo

         SPECIFICATIONS
         Applications                                GSM mobile networks,
                                                     wireless local loop, or
                                                     wireless PBX adjunct
         Base Functionality                          Speech Services:
                                                     GSM900/DCS1800/PCS1900
                                                     (future)
                                                     Integral VLR/HLR per GSM
                                                     3.08 and GSM 9.02 MAP Call
                                                     management (GSM 4.08)
                                                     Mobility management (GSM
                                                     4.08)
                                                      - Ciphering,
                                                        identification,
                                                        location update,
                                                        identification, IMS1
                                                        attach/detach, TMSI
                                                        reallocation,
                                                     BSSMAP per GSM 8.08, both
                                                     connection/connectionless
                                                     Call data records per GSM
                                                     12.05, ASCII formatted
                                                     Performance per GSM 12.04,
                                                     with proprietary extensions
                                                     Alarm/event management,
                                                     with proprietary extensions
         Features Supported                          GSM RF management, data and
                                                     fax, short message service,
                                                     encryption,
         Transmit RF Frequency                       GSM 935- 960 MHz
                                                     DCS 1805 - 1880 MHz
         Receive RF Frequency                        GSM 890- 915 MHz
                                                     DCS 1710- 1785 MHz

         Antenna Power                               Up to 16.0 watts at antenna
                                                     port with 1 TRX and 1
                                                     antenna
         Cell Size (Range)                           Up to 15 kilometers maximum
                                                     radius depending on
                                                     topography and environment
         Number of BTS per Combo                     1 - 3 planned
         Number of TRXs per Combo                    1 - 2, 1 - 10 planned
                                                     (3TRX per BTS and 1TRX
                                                     in Combo)
         Channels per Combo                          7 - 14 simultaneous
         Mobile Stations Supported                   GSM/DCS- compliant mobile
                                                     station (Phase 1, 2 or 2+)
         Base Platform                               9-slot VME backplane with
                                                     TDM bus (16 lines x 8Mbps)
                                                     IWP Module (68040 CPU/68360
                                                     Comm. Proc.)
                                                      - OMC connectivity via
                                                        Ethernet DB15 connector
                                                      - Craft Interface (RS-232c
                                                        9-pin); external alarms
                                                        (RJ45)
                                                      - Hard disk drive and
                                                        flash memory
                                                     Dual port E1/T1 module
                                                     (68360 Comm. Proc.) planned
                                                      - Support for 14 E1 ports
                                                        per chassis
                                                      - Integral 64kbps time/
                                                        space switch
                                                      - Available with BNC
                                                        75omega or DB15
                                                        120omega connectors
                                                      - Echo cancellation/tones
                                                        available
                                                      - 1->N trunk redundancy
                                                        (future)
                                                     Redundant power supply
                                                     (optional)
         Services                                    Emergency calls
                                                     Call Barring (Operator
                                                     Determined - ODB), GSM 2.88
                                                     Call Forwarding
                                                     Unconditional (CFU - OD),
                                                     GSM 2.82
         GSM/PCS Interfaces Supported                Abis and Radio (Phase 2)
         Processors                                  Distributed Motorola 68040
                                                     and 68360
         Mobile Interfaces Supported                 GSM full-rate RF interface,
                                                     2400 bps - 9600 bps
                                                     transparent data/FAX
         Trunk Network Interfaces                    G.703-compliant. El, T1
                                                     planned
         Power Requirements                          Power consumption: 250
                                                     watts, 110/220 volts 50-60
                                                     Hz ac, -48 volts dc planned
         Dimensions (h x w x d)                      55 x 23 x 41 centimeters
                                                     (21.5 x 9 x 16 inches)
         Weight                                      20 kg (44 lbs.)
         Operating Environment                       Temperature: -10 DEG. to
                                                                  45 DEG. C
                                                     Humidity     10% to 90%
                                                                  noncondensing,
                                                                  10% to 95%
                                                                  noncondensing
                                                                  (outdoor)

6.       WAVEView OMC

         APPLICATIONS
         Configuration Management
                                                   - Region-wide configuration
                                                     database
                                                   - Modification of network
                                                     elements and network
                                                     parameters
                                                   - Remote download of
                                                     software to network
                                                     elements
                                                   - Audit functions that upload
                                                     current configuration of
                                                     network elements
                                                   - Region map that displays
                                                     the network elements and
                                                     connectivity
                                                   - Addition and deletion of
                                                     network elements (MSC, BSC,
                                                     and BTS)
                                                   - Full support of cell and
                                                     frequency configuration
                                                     management
                                                   - Region map displays current
                                                     network element states'
         Fault Management
                                                   - Real-time monitoring of the
                                                     network for faults and
                                                     problems
                                                   - Visual indication of
                                                     problem areas using
                                                     detailed views
                                                   - Polling of the wireless
                                                     access network to determine
                                                     the status of
                                                   - the operations and
                                                     maintenance communication
                                                     links
                                                   - Maintenance of daily event
                                                     logs
                                                   - Tracking of active alarm
                                                     conditions
                                                   - Audible alarms based on
                                                     severity

                                                   - Clearing and acknowledgment
                                                     of alarms
                                                   - Alarm seventy can be
                                                     altered
         Performance Management
                                                   - Collects network
                                                     performance statistics
                                                   - Building of a knowledge
                                                     base of network resource
                                                     usage for strategic
                                                     business and network
                                                     planning decisions
                                                   - Use of performance data for
                                                     troubleshooting and
                                                     monitoring network
                                                     performance
         Data Import and Export
                                                   - Integrates with existing
                                                     network management support
                                                     tools
                                                   - Import cell configuration
                                                     data from existing cell
                                                     planning tools
                                                   - Export of network
                                                     performance data and
                                                     statistics to cell
                                                     planning tools
                                                   - Periodic collection BSC/BTS
                                                     statistics into ASCII files
                                                     for export to external
                                                     tools
                                                   - Export of historical event
                                                     and alarm logs
         Access Security Management
                                                   - Definition of user access
                                                     privileges settable by the
                                                     administrator
                                                   - Definition of different
                                                     classes of WAVEView users,
                                                     privileges, and passwords
                                                   - Two levels of security
                                                     control beyond normal UNIX
                                                     login security
                                                     - Password authorized use
                                                       of WAVEView
                                                      - User restrictions based
                                                        on domains and object
                                                        class access control

DEVELOPMENT PLAN FOR BSS RELEASES


1   BSS Release 2.0 (Currently Shipping)                     3.   BSS Release 4.0

    MAIN FEATURES                                                 ADDITIONAL FEATURES
    -    No cycling of MS power on handover                       -    SMS Cell Broadcast
    -    MS Dynamic Power Control on                              -    Handover on congestion with threshold
         RxQual and RxLev                                         -    Force handover to second best cell
    -    Separate Settable HO Margins                             -    DTX downlink (uplink by MS)
    -    MS fast Power Down                                       -    Call Trace
    -    Speed Sensitive microcell HO                             -    Double BCCH allocation lists
    -    GSM 12.21 standard Abis interface                        -    Call Queuing
    -    Racal BSS Testing Support                                -    Idle Channel interference
    -    TRX Hot Swap                                                  measurement and notification
    -    Enh Network Perf Statistics Module                       -    Very early assignment
         Serial Number Id                                         -    Handover margins for each cell
    -    Non-Encrypted Software Release
    -    GSM Data Services

2.  BSS Release 3.0                                          4.   BSS Release 5.0

    ADDITIONAL FEATURES                                           ADDITIONAL FEATURES
    -    WAVEXpress BSC Capacity                                  -    New E1/T1 module for up to 8 BTS per BSC E1/T1 card
         Increase                                                      -  -16Kb switching
         -  -30 TRXs per BSC                                      -    Enhanced Full Rate Vocoder
         -  -15 BTSs per BSC                                      -    Cost Reduced TRX with
    -    Antenna Receive Diversity                                     -  -frequency hopping
    -    Dynamic Power Control                                         -  -forward and reflected
    -    Directed Retry (phase 1 and 2                                    power detection
         mobiles)                                                 -    Paging Group Reorganization
    -    3 TRXs per WAVEXpress BTS                                -    Adjustment of uplink/downlink volume
    -    TurboWAVE Integrated high power                          -    Automatic E1/T1 module hardware occupancy detect
         -   -2-16 Watts                                          -    More flexible SDCCH Channel configuration
         -   -900 MHz and 1800 MHz                                -    Dynamic Channel Allocation (DCA)
    -    WAVEXpress BTS Daisy Chain
    -    HDSL Modem (OEM Adjunct)

DEVELOPMENT PLAN FOR NSS RELEASES


1.   NSS Release 2.0 (Currently Shipping)                     3.   NSS Release 4.0 (Calendar

     MAIN FEATURES                                                 ADDITIONAL FEATURES
     -     Support (2) BSC; (5) BTS; (2) TRX each                  -     Support (5) BSC (BSS 4.0 rules),
     -     500 Subs @ 0.1 Erlang                                         max 30TRX
     -     'A' Interface to interWAVE BSC                          -    1,000 Subs @ 0.1 Erlang
     -     HLR/VLR Support                                         -    2,000 Subs @ 0.05 Erlang
     -     Authentication                                          -    Combo Switeh/BSC/BTS
     -     Ciphering                                                    -    Support for (2) TRX
     -     Emergency Call                                               -    200 Subs @ 0.025Erlang
     -     ISDN PRI Trunks                                              -    integrated HLR
     -     Dial Plan (E. 164)                                           -    modular expansion
     -     DTMF / MF Tones                                         -    Private A-Link Multiplexer
     -     Call Detail Records (CDRs)                                   (PALIM)
     -     Abbreviated Dial Plan                                   -    QSIG (Adjunct)
     -     MFCR2 Trunks                                            -    Call Forwarding Conditional
     -     Call Barring (Operator Determined)                      -    Call Waiting
                                                                   -    Call Hold
                                                                   -    Call Transfer
2.   NSS Release 3.0                                               -    Trunk Group Management
                                                                   -    SMS (in investigation)
     ADDITIONAL FEATURES                                           -    Voice Mail (in investigation)
     -    Integrated OMC-R-S-HLR                                   -    MAP for central HLR
     -    Call Forwarding Unconditional
     -    Data/Fax (intra WX)
     -    Callid (CLIR/CLIP)                                     4.   NSS Release 5.0
     -    Echo Cancellation via external box                          ADDITIONAL FEATURES
     -    Performance Measurements                                    -    Support (5) BSC (BSS 5.0 rules),
                                                                           max 60TRX
                                                                      -    2,000 Subs @ 0.1 Erlang
                                                                      -    5,000 Subs @ 0.04 Erlang
                                                                      -    Call Conference (multi-party)
                                                                      -    Multi-site WAVEXchange Networks
                                                                      -    16 Kb switching

                        AMENDMENT NO. 2 TO OEM AGREEMENT

This Amendment No. 2 (this "Amendment") to the Revised OEM Purchase Agreement between the parties effective March 27. 1998 and previously amended by an Amendment No. 1 effective April 29, 1998 (together the "Agreement") is made and entered into this 21st day of April, 1999 by and between Northern Telecom Limited, a company incorporated under the laws of Canada, and interWAVE Communications International, a B. V. company incorporated under the laws of the Netherlands.

The parties agree as follows:

         1. The Agreement is amended by deleting Schedules 2, 9 and 10 and replacing them with the attached Schedules.

         2. Except as otherwise provided in this Amendment, all terms and conditions of the Agreement remain in full force and effect.

         3. This Amendment may be executed in a number of counterparts, and all such counterparts taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF the parties have entered into this Amendment to the Agreement the day and year first above written.

SIGNED BY
a duly authorized person on
behalf of Northern Telecom Limited

                                                     Signature    }
                                                                  -------------

                                                     Name         }
                                                                  -------------

                                                     Position     }
                                                                  -------------

                                                     Signature    }
                                                                  -------------

                                                     Name         }
                                                                  -------------

                                                     Position     }
                                                                  -------------
SIGNED BY
a duly authorized person on behalf of
interWAVE Communications International

                                                     Signature    } /s/: xxxx
                                                                  -------------

                                                     Name         }Pricilla Lu
                                                                  -------------

                                                     Position    }Chairman,
                                                                 CEO, President
                                                                 ---------------

SCHEDULE 2

1.       PRICES AND PRODUCT DESCRIPTION

         The prices detailed hereunder are firm and fixed for the calendar year in which this Agreement commenced (the "Initial Period"). Sixty (60) days prior to the expiration of the Initial Period, and each subsequent twelve (12) month period the Parties shall review and agree upon the prices that shall apply to Goods and Services for the next twelve (12) month period. The prices listed below include warranty during the Guarantee Period and technical support for 12 months.

         The prices listed below are subject to amendments according to the clauses below:

1.0.1 In the event that the market prices have substantially decreased, the Purchaser may request good faith efforts from the Supplier to re-negotiate prices accordingly. Such price reduction will become effective for all following deliveries to the Purchaser.

1.0.2 The Purchaser will discuss with the Supplier any single opportunity for the Supplier's. In the event that the single opportunity pricing is granted to the Purchaser by the Supplier, it will not impact the pricing at that time of other products.

1.0.3 For each of the calendar years, the Purchaser and Supplier will use their best efforts to agree upon and execute an amendment to this Agreement that sets forth the prices and volume discounts applicable for such a calendar year. The Supplier guarantees a minimum of 5% decrease of price for the Products from one calendar year to the next.

1.0.4 The Purchaser may agree to fund any cost reduction program with the Supplier that provides an in year pay back to the Purchaser. The benefit of the cost reduction will be shared equally between the Purchaser and the Supplier and will be reflected in revised purchase prices by the supplier from the time that the cost reduction is realized in the product cost.

1.0.5 The Purchaser may agree to provide to the Supplier, where applicable, opportunities to reduce costs by subcontracting to the Purchaser's manufacturing facilities.

1.0.6 The Supplier agrees to provide the Purchaser with a monthly status on their cost reduction programs in part with the ordering and forecast review.

1.0.7 The Supplier represents to the Purchaser that the prices listed herein for Goods and Services are no higher than those charged by the Supplier to other similar parties who purchase similar goods for resale (excluding exceptions for flexibility in markets and for the Customers that the Purchaser is not pursuing, and other special circumstances on an agreed upon individual basis). At the request of the Purchaser, Supplier shall internally review its compliance with this requirement on an annual calendar year basis and shall credit any overcharge to the Purchaser in accordance with Schedule 1, Clause 24. In any event, the Purchaser shall receive a minimum sixty-five (65)% discount off the Supplier's then current list prices.

1.0.8 The Supplier shall provide a ten (10%) percent discount on Combos ordered for installation into the "Corporate Market Applications" The Supplier agrees to provide a discount on Base Stations for accounts and bids made by the Purchaser prior to the signing of this amendment but not going forward.

1.0.9 The supplier will provide the following discounts for 1999. These discounts are not incremental to the ten (10%) percent discount on Combos for "Corporate Market Applications"

--------------------------------------- -----------------------------------------------
$0 to $7.0M                             1998 prices (Net of credit)
--------------------------------------- -----------------------------------------------
$7.0M to $15.0M                         8% discount

--------------------------------------- -----------------------------------------------
$15.0M and over                         12% discount including Combos
--------------------------------------- -----------------------------------------------

1.1      Baseline Prices for Goods

------------------------------------------------------------------------- ------------------------------- -----------------------
DESCRIPTION OF GOODS                                                      PART NUMBER                     PRICE (US$)
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXpress 1-TRX BTS (900MHz)                                             M5120A                                          $9,975
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXpress 2-'TRX BTS (900MHz)                                            M5220A                                         $14,963
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXpress 3-TRX BTS (900MHz)                                             M5320A                                         $22,444
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXpress 1-TRX BTS (1800MHz)                                            M5122                                           $9,975
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXpress 2-TRX BTS (1800MHz)                                            M5222                                          $14,963
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXpress 3-TRX BTS (1800MHz)                                            M5322                                          $22,444
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXpress 1-TRX BTS (1900MHz)                                            M5124                                           $9,975
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXpress 2-TRX BTS (1900MHz)                                            M5224                                          $14,963
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXpress 3-TRX BTS (1900MHz)                                            M5324                                          $22,444
------------------------------------------------------------------------- ------------------------------- -----------------------
TurboWAVE 4 Watt(900 MHz)                                                 M640154                                         $3,990
------------------------------------------------------------------------- ------------------------------- -----------------------
TurboWAVE 8 Watt(900 MHz)                                                 M640157                                         $3,990
------------------------------------------------------------------------- ------------------------------- -----------------------

------------------------------------------------------------------------- ------------------------------- -----------------------
TurboWAVE 4 Watt (1800 MHz)                                               M640159                                         $3,990
------------------------------------------------------------------------- ------------------------------- -----------------------
TurboWAVE 8 Watt (1800 MHz)                                               M640160                                         $3,990
------------------------------------------------------------------------- ------------------------------- -----------------------

------------------------------------------------------------------------- ------------------------------- -----------------------
BSPLUS 1-TRX 2W (900 MHz)                                                 tbd                                            $27,360
------------------------------------------------------------------------- ------------------------------- -----------------------
BSPLUS 2-TRX 2W (900 MHz)                                                 tbd                                            $34,865
------------------------------------------------------------------------- ------------------------------- -----------------------
BSPLUS 1-TRX 2W (1800 MHz)                                                tbd                                            $27,360
------------------------------------------------------------------------- ------------------------------- -----------------------
BSPLUS 2-TRX 2W (1800 MHz)                                                tbd                                            $34,865
------------------------------------------------------------------------- ------------------------------- -----------------------
BSPLUS 1-TRX 2W (1900 MHz)                                                tbd                                            $27,360
------------------------------------------------------------------------- ------------------------------- -----------------------
BSPLUS 2-TRX 2W (1900 MHz)                                                tbd                                            $34,865
------------------------------------------------------------------------- ------------------------------- -----------------------

------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXpress BSC-11 (2 E1)                                                  See Config Guide                               $14,060
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXpress BSC-32 (5 E1)                                                  M5130                                          $23,608
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXpress BSC-53 (8 E1)                                                  tbd                                            $33,155
------------------------------------------------------------------------- ------------------------------- -----------------------
Combo 1-TRX (900 MHz)                                                     M5150A                                         $13,618
------------------------------------------------------------------------- ------------------------------- -----------------------
Combo 2-TRX (900 MHz)                                                     M5152A                                         $18,611
------------------------------------------------------------------------- ------------------------------- -----------------------
Combo 1-TRX (1800 MHz)                                                    M5152                                          $18,611
------------------------------------------------------------------------- ------------------------------- -----------------------
Combo 1-TRX (1800 MHz)                                                    M5252                                          $13,618
------------------------------------------------------------------------- ------------------------------- -----------------------
Combo 1-TRX (1900 MHz)                                                    M5154                                          $18,611
------------------------------------------------------------------------- ------------------------------- -----------------------
Combo 2-TRX (1900 MHz)                                                    M5254                                          $13,618
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXchange NSS -11 (2 E1)                                                See Config Guide                               $12,350
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXchange NSS -32 (5 E1)                                                M5060                                          $21,375
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXchange NSS -53 (8 E1)                                                tbd                                            $30,400
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEView,OMC-Ultra 10                                                     M640191                                        $22,487
------------------------------------------------------------------------- ------------------------------- -----------------------

------------------------------------------------------------------------- ------------------------------- -----------------------
Combo S/W - 1 TRX                                                         S500200N                                        $6,983
------------------------------------------------------------------------- ------------------------------- -----------------------
Combo S/W - 2 TRX                                                         S500300N                                       $12,487
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXchange NSS S/W- Base                                                 S500400N                                       $27,712
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEXchange NSS S/W- Base                                                 S500500N                                        $3,325
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEView,OMC-200 S/W - Base                                               S500600N                                       $10,474
------------------------------------------------------------------------- ------------------------------- -----------------------
WAVEView,OMC-200 S/W - per TRX (not to exceed $70k/ OMC)                  S500700N
------------------------------------------------------------------------- ------------------------------- -----------------------

         1.21.2   Prices for Software Release Upgrades

                    The fee for upgrading from Release 4.x to 5.x is as follows-
                        US           per TRX for the BSS
                        US           per TRX for the OSS
                        US           per TRX for the NSS/Combo

         1.3      PRICES FOR ENGINEERING SERVICES

                  EMERGENCY CALL OUT SERVICES *

------------------------------ ----------------------- --------------------- ------------------------------ -----------------------
EMERGENCY CALL OUT             STANDARD                WEEKNIGHTS            NIGHTS/WEEKENDS                SUNDAYS/HOLIDAYS
------------------------------ ----------------------- --------------------- ------------------------------ -----------------------
($/HOUR)                                               8AM-5PM               5PM-11PM                       11PM-8AM
------------------------------ ----------------------- --------------------- ------------------------------ -----------------------
------------------------------ ----------------------- --------------------- ------------------------------ -----------------------
Junior Engineer                $90                     $110                  $125                           $150
------------------------------ ----------------------- --------------------- ------------------------------ -----------------------
Engineer                       $110                    $130                  $150                           $185
------------------------------ ----------------------- --------------------- ------------------------------ -----------------------
Sr. Engineer/Spec.             $150                    $180                  $185                           $250
------------------------------ ----------------------- --------------------- ------------------------------ -----------------------
Project Manager                $190                    $225                  $250                           $315
------------------------------ ----------------------- --------------------- ------------------------------ -----------------------

                      *Rates do not include transportation, nor a Per Diem for food and lodging, nor out-of-pocket expenses for personnel rendering such services. Minimum 4 hour call out.

                      LEVEL 1 CALL-IN SUPPORT*

------------------------------ ----------------------- --------------------- ------------------------------ -----------------------
CALL IN                        STANDARD                WEEKNIGHTS            NIGHTS/WEEKENDS                SUNDAYS/HOLIDAYS
------------------------------ ----------------------- --------------------- ------------------------------ -----------------------
($/HOUR)                                               8AM-5PM               5PM-11PM                       11PM-8AM
------------------------------ ----------------------- --------------------- ------------------------------ -----------------------
Sr. Engineer/Spec.             $150                    $180                  $185                           $250
------------------------------ ----------------------- --------------------- ------------------------------ -----------------------
Project Manager                $190                    $225                  $250                           $315
------------------------------ ----------------------- --------------------- ------------------------------ -----------------------

                      *Purchaser shall reimburse Supplier for support provided that is deemed not consistent with the responsibilities of the Supplier for support. This shall include, but not be limited to, supporting Level 1 type issues such as configuration, installation and commissioning as well as supporting non-Supplier provided equipment.

1.4      PRICES FOR SPARES


         ---------------------------------------------------------------------------------------------------------------------------
         PART NUMBER                       DESCRIPTION OF FIELD REPLACEABLE UNIT                                  SPARES PRICE (US$)
         ---------------------------------------------------------------------------------------------------------------------------
         M340220                           Clock, 13MHz                                                                      $1,302
         ---------------------------------------------------------------------------------------------------------------------------
         M340128                           E1, Trunk, 120 Ohm for BTS                                                        $5,387
         ---------------------------------------------------------------------------------------------------------------------------
         M340126                           E1, Trunk, 120 Ohm for BSC or MSC                                                 $5,387
         ---------------------------------------------------------------------------------------------------------------------------
         M340129                           E1, Trunk, 75 Ohm for BTS                                                         $5,387
         ---------------------------------------------------------------------------------------------------------------------------
         M340127                           E1, Trunk, 75 Ohm for BTS or MSC                                                  $5,387
         ---------------------------------------------------------------------------------------------------------------------------
         M640180                           E1, Abis with 2 Traus, 120 Ohm for BSC                                            $7,980
         ---------------------------------------------------------------------------------------------------------------------------
         M640181                           E1, Abis with 2 Traus, 75 Ohm for BSC                                             $7,980
         ---------------------------------------------------------------------------------------------------------------------------
         M640182                           E1, Abis with 4 Traus, 120 Ohm for BSC                                           $10,735
         ---------------------------------------------------------------------------------------------------------------------------
         M640183                           E1, Abis with 4 Traus, 75 Ohm for BSC                                            $10,735
         ---------------------------------------------------------------------------------------------------------------------------
         M640178                           E1, PSTN w/ DSP, 120 Ohm for MSC                                                  $7,980
         ---------------------------------------------------------------------------------------------------------------------------
         M640179                           E1, PSTN w/ DSP, 75 Ohm for MSC                                                   $7,980
         ---------------------------------------------------------------------------------------------------------------------------
         M340123                           IWP W/O Hard disk                                                                 $3,040
         ---------------------------------------------------------------------------------------------------------------------------
         tbd                               IWP 64 MB, 810 w/HD                                                               $3,772
         ---------------------------------------------------------------------------------------------------------------------------
         M640034                           Power supply 350W, Hi24, 115v AC                                                  $1,302
         ---------------------------------------------------------------------------------------------------------------------------
         M640035                           Power supply 350W, Hi24, 230v AC                                                  $1,302
         ---------------------------------------------------------------------------------------------------------------------------
         M640026                           Power supply 350W, Hi24, -48V DC                                                  $1,302
         ---------------------------------------------------------------------------------------------------------------------------
         M640027                           Power Supply 50A, 115V AC                                                         $1,577
         ---------------------------------------------------------------------------------------------------------------------------
         M640028                           Power Supply 50A, 230V AC                                                         $1,577
         ---------------------------------------------------------------------------------------------------------------------------
         M340103                           RFD, 900 MHz                                                                      $2,993
         ---------------------------------------------------------------------------------------------------------------------------
         M340088                           RFD, 1800 MHz                                                                     $2,993
         ---------------------------------------------------------------------------------------------------------------------------
         M340119                           RFD, 1900 MHz                                                                     $2,993
         ---------------------------------------------------------------------------------------------------------------------------
         M640116                           TRX 900 MHz                                                                       $7,481
         ---------------------------------------------------------------------------------------------------------------------------
         M640117                           TRX 1800 MHz                                                                      $7,481
         ---------------------------------------------------------------------------------------------------------------------------
         M640145                           TRX 1900 MHz                                                                      $7,481
         ---------------------------------------------------------------------------------------------------------------------------
         M640025                           Fan, 12V Power Supply                                                               $428
         ---------------------------------------------------------------------------------------------------------------------------
         M640021                           Cable kit, full set, indoor                                                         $428
         ---------------------------------------------------------------------------------------------------------------------------
         M640047                           BTS Chassis                                                                       $1,758
         ---------------------------------------------------------------------------------------------------------------------------
         M640048                           BSC Chassis                                                                      $1,758i
         ---------------------------------------------------------------------------------------------------------------------------
         M640173                           Front Panel Blanks (4 pack)                                                        70.00
         ---------------------------------------------------------------------------------------------------------------------------
         M640055                           Wall Mount Kit                                                                      $214
         ---------------------------------------------------------------------------------------------------------------------------
         M640050                           Rack Mount kit 90'                                                                  $219
         ---------------------------------------------------------------------------------------------------------------------------
         M640065                           Table Mount Kit                                                                      $95
         ---------------------------------------------------------------------------------------------------------------------------


1.5      PRICES FOR POST GUARANTEE REPAIR SERVICE


----------------------------------------------------------------------------------------------------------------------------
Part Number                       Description of Field Replaceable Unit                                  Repair Price (US$)
----------------------------------------------------------------------------------------------------------------------------
M340220                           Clock, 13MHz                                                                         $600
----------------------------------------------------------------------------------------------------------------------------
M340014                           E-l, Long Haul, 2 Port                                                             $1,900
----------------------------------------------------------------------------------------------------------------------------
M340098                           E-1 with 2 TRAUS                                                                   $3,200
----------------------------------------------------------------------------------------------------------------------------
M340121                           IWP                                                                                $1,300
----------------------------------------------------------------------------------------------------------------------------
M640034                           Power supply 350W, Hi24, 115v AC                                                     $450
----------------------------------------------------------------------------------------------------------------------------
M640035                           Power supply 350W, Hi24, 230v AC                                                     $450
----------------------------------------------------------------------------------------------------------------------------
M640026                           Power supply 350W, Hi24, -48V DC                                                     $450
----------------------------------------------------------------------------------------------------------------------------
M640027                           Power Supply 50A, 115V AC                                                            $500
----------------------------------------------------------------------------------------------------------------------------
M640028                           Power Supply 50A, 230V AC                                                            $500
----------------------------------------------------------------------------------------------------------------------------
M340063                           RF Distribution 900 MHz                                                              $350
----------------------------------------------------------------------------------------------------------------------------
M340088                           RF Distribution 1800 MHz                                                             $350
----------------------------------------------------------------------------------------------------------------------------
M340119                           RF Distribution 1900 MHz                                                             $350
----------------------------------------------------------------------------------------------------------------------------
M640116                           TRX 900 MHz                                                                        $2,500
----------------------------------------------------------------------------------------------------------------------------
M640117                           TRX 1800 MHz                                                                       $2,500
----------------------------------------------------------------------------------------------------------------------------
M640145                           TRX 1900 MHz                                                                       $2,500
----------------------------------------------------------------------------------------------------------------------------
M640025                           Fan, 12V Power Supply                                                                 N/A
----------------------------------------------------------------------------------------------------------------------------
M640021                           Cable kit, full set, indoor                                                           N/A
----------------------------------------------------------------------------------------------------------------------------
M640048                           WAVEXpress Chassis                                                                    N/A
----------------------------------------------------------------------------------------------------------------------------


1.6      PRICES FOR TRAINING

         Customer Training will be provided if available resources permit as it is expected that Purchaser will train its own personnel and personnel of its Customers.


        ------------------------------------------------------------------------------------------------------------------
                                                                                                             PRICE
        SERIES             COURSE                                                                DAYS        (PER STUDENT)
        ------------------------------------------------------------------------------------------------------------------
        T100               GSM OVERVIEW                                                            2         $1000USD
        ------------------------------------------------------------------------------------------------------------------
        T300               OMC SYSTEM ADMINISTRATION                                               3         $1500USD
        ------------------------------------------------------------------------------------------------------------------
        T400               OMC-RADIO NETWORK OPERATIONS                                            3         1500USD
        ------------------------------------------------------------------------------------------------------------------
        T500               BSS OPERATIONS & MAINTENANCE                                            3         $1500USD
        ------------------------------------------------------------------------------------------------------------------
        T600               BSS INSTALLATION & COMMISSIONING                                        1         $500USD
        ------------------------------------------------------------------------------------------------------------------
        T700               NIB OPERATIONS                                                          5         $2500USD
        ------------------------------------------------------------------------------------------------------------------
        T800               OMC NETWORK OPERATIONS                                                  5         $2500USD
        ------------------------------------------------------------------------------------------------------------------
        T900               WXC SWITCH OPERATIONS & MAINTENANCE                                     5         $2500USD
        ------------------------------------------------------------------------------------------------------------------
        T510               RELEASE 4 BSS DELTA                                                     2         $1000USD
        ------------------------------------------------------------------------------------------------------------------


         See Supplier's Training Guide for further details.

         1.7      PRICES FOR DOCUMENTATION

         A. Training Material

                  Includes Instructor and Student Guide

         B. Documentation Cost

                  $52,500 Annual Fee. All documentation to be distributed on electronic media.

         C. Feature Guide

                  BSS, NSS, and OSS feature guides for each software release

         D. "Nortelization" Cost

                  Where Nortelize means replace with interWAVE specific names, the Nortel version of those names, the supplier shall agree to "Nortelize", customer documentation as follows:

                  Initial Customization Setup Fee (NRE type)         $US  30,000

                  For each "set" (defined as document version,
                  a,b,c,d etc.)                                      $US  15,000


         Where the Supplier issues an unplanned increment to the documentation -- for example, to correct errors of documentation, or to document changed behavior of the system following patches -- the supplier shall provide the "Nortelized" documentation update for that revision at no incremental cost to Nortel Networks.

         Each "set" of documents shall consist of the following documents for each release:

         Installation and Commissioning guides:
                  WAVEXpress/BTS
                  WAVEXpress/BSC
                  WAVEXchange
         WAVEView/OMCR Setup & System Administration Guide
         WAVEView/OMCR Operations and Maintenance Guide
         Craft PC Guide
         InterWAVE Parameter Dictionary
         BSS Maintenance Guide
         WAVEView System Administrator's Guide
         BSS Network Implementation Guide
         InterWAVE Glossary of Terms

         The Purchaser shall provide a list or mapping of all of the items that the Purchaser would like converted from the Supplier's terms to the Purchaser's terms to "Nortelize" the documents.

         1.8      PRICES FOR GUARANTEE PERIOD EXTENSION

         ---------------------- --------------------------------------- -------------------------------------------------------
                                               STANDARD                                  PERIOD OF EXTENSION
         ---------------------- --------------------------------------- -------------------------- ----------------------------
                                              FIRST YEAR                        ONE YEAR                    TWO YEARS
         ---------------------- --------------------------------------- -------------------------- ----------------------------
         Equipment                  Return to Factory - No Charge               of Price                       N/A
         ---------------------- --------------------------------------- -------------------------- ----------------------------

         ---------------------- --------------------------------------- -------------------------- ----------------------------

         1.9      PRODUCT DESCRIPTIONS

                  See Schedule 10

         1.9.1 Notwithstanding Clause 1 above, the prices for individual Purchase Orders once issued shall remain firm and fixed for their duration, unless otherwise provided for by operation of any other term of the Agreement.

         2.0      PRICING OF ENHANCEMENTS

                  2.1 Where the Supplier enhances the Goods above and beyond the requirements of the relevant Specification, including the new features or facilities, the Supplier shall state in writing the effect such enhancement will have on the Goods and what adjustment, if any, will be required to the Agreement. The Supplier shall furnish such details in a time scale agreed between the Parties.

                  2.2 Where the Supplier shows that an enhancement involves a change in the price or lead times for the Goods, the Supplier shall make best efforts as to the reasonableness of the changes arising therefrom.

                  2.3 The Supplier shall demonstrate best faith efforts to ensure that the price for enhancements does not include any work that should be performed under any other term of the Agreement or any Purchase Order. This shall include, but not be restricted to, enhancements in respect of operational support, repair, build management and guarantee.

         3.0      FORECASTING MECHANISM FOR GOODS

                  3.1 DELIVERIES IN 1999. Prior to acceptance by the supplier of any Orders issued by the purchaser, the Parties shall review the Orders on a case by case basis for 1999 to mutually agree upon the monthly Delivery Dates. The monthly forecast(s) for 1999 for Products provided to the supplier other than those forecasts specified as Orders are for informational purposes only. The purchaser further agrees to provide the supplier with the shortfall between firm Orders and monthly/quaterly/annual commitments to purchase. In the second month of the quarter, the Purchaser shall place orders to meet the commitment for the quarter.

                  3.2 Deliveries in 2000. Prior to the first day of the ninth month of 1999, the purchaser shall provide to the supplier, a twelve (12) month forecast of the quantities of Products required and the Delivers Dates within each month for such Products commencing in the first month of 2000 (the "Forecast"). This first twelve (12) month Forecast shall include any deliveries for Orders accepted by the purchaser in 1999, and by mutual agreement at the time of the Order having a Delivery Date in 2000. Thereafter the purchaser shall provide to the supplier, prior to the first day of each month, an adjusted twelve (12) month rolling Forecast setting forth the Delivery Dates within each month and the unit quantities of Products for such Delivery Dates that the purchaser expects it will Order from the supplier commencing in the first month of 2000.

                  3.3 With respect to Products forecasted for which the purchaser has not issued Orders, the purchaser may adjust the Forecast from one Forecast to the next within the following limitations:

                                    FORECAST MONTH         FORECAST ADJUSTMENT
                                    --------------         -------------------
                                    Month 1-2              zero
                                    Months 3-5             25%
                                    Months 6-12            no limitation

                  3.4 The purchaser shall make Reasonable Efforts to ensure that the adjustments to the Forecasts pursuant to
                           Article 3.3 shall be no more onerous than the adjustments the purchaser must bear in the normal course of the Purchaser's operations.

                  3.5 The purchaser shall ensure that there are sufficient Orders placed with the supplier in advance of the Delivery Date to provide for the delivery within the Maximum Delivery Period of all of the Products which the purchaser forecasted to be delivered during the first month of each Forecast in accordance with
                           Article 3.3. Except as set forth above, the purchaser shall not be obligated to issues Orders based on Forecasts except as it supports minimum quarterly contractual commitments. For the purposes of this
                           Article 3, the purchaser shall in the normal course place Orders through a central purchaser order point.

                  3.6 The supplier shall accept any Order issued by the purchaser for Products for delivery within the Maximum Delivery Period to the extent such Products were within the most recent Forecast. If the purchaser orders Products in excess of the number of units contained in the Forecast, the supplier and purchaser shall mutually agree on the Delivery Dates of such Orders, but the supplier shall use Reasonable Efforts to ensure that the Delivery Date for Products not Forecasted does not exceed sixty (60) consecutive days. All deliveries of Orders shall be FOB the Shipping Location.

                  3.7 The Purchaser, wherever possible will provide monthly a rolling 12 month forecast, broken down by country, of their requirements as precise as possible of the Goods to the Supplier within forty-five days of execution of this amendment. The Purchaser shall use best efforts to forecast at least the amounts set forth in the Purchase Baseline in Schedule 9. The Supplier will give the Purchaser an overview of their position with respect to supporting compliance into the country's market.

SCHEDULE 9

4.0      PURCHASING BASELINE AND EXCLUSIVITIES

         4.1      The Purchaser's Purchase Baseline is defined as follows:

                  -----------------------------------------------------------------------------------------------------
                   USSM                                    1999                             2000
                   Calendar Quarter           Q1       Q2      Q3       Q4      Q1       Q2       Q3       Q4
                   Quarterly Revenue         1.3      2.5     2.7      3.5       5        7        8       10
                   Annual Revenue                                       10                                 31
                   Cumulative Revenue                                   10                                 41
                  -----------------------------------------------------------------------------------------------------

         4.2 The Purchase Baseline can be adjusted, by good faith negotiations, if any material microcellular product milestones as defined in the Development Plan are not met within 90 days of the target date stated in Schedule 10. It is further agreed that if the Supplier is unable to deliver "support for EFR Ready Hardware in Release 4.5" the purchase baseline for 1999 can be reduced by $1 million in each of quarters 3 and 4. Also, if the agreed upon subset of MAP E is not delivered in Release 5 NSS, then the purchase baseline for 2000 can be reduced by $1.25 million per quarter. Furthermore, if the Supplier is unable to meet GPRS, ISUP, and Freq. Hopping for Release 6 the purchase baseline may be reduced by $5.0 million in the second half of the year 2000. These reductions shall not change the conditions in clause 4.3 below.
                  4.2.1 Both companies agree that they will work toward defining and developing solutions to features (such as tromboning ) that are required to meet market opportunities.

         4.3 If the purchases by the Purchaser, during any quarter of 1999 or 2000 are less than those indicated in the Purchase Baseline above, the Purchaser shall pay the Supplier, at the end of such quarter, a sum equal to 38.1% of the Price of the shortfall of Goods not purchased by the Purchaser ("Shortfall Payment")

                  4.3.1 To the extent that the Purchaser makes up the shortfall with excess in the following quarter (over the purchase baseline for such following quarter), the Supplier will credit the Purchaser for the shortfall payment.

                  4.3.2 The Purchaser shall not be obligated to pay for any shortfalls due to the Supplier's failure to deliver Goods which meet mutually agreed acceptance criteria.

         4.4 Reflecting the fact that the Purchaser will supply substantial, valuable and proprietary technology, technical information and know-how to the Supplier pursuant to the Technical Information Agreement being entered into between the parties, the Supplier shall be restricted from entering into an OEM or distributor agreement with Nokia or Ericsson until December 31, 1999 ("Limited Exclusivity"). After such time, the Purchaser's Limited Exclusivity shall be terminated only if the annual purchase of Goods by the Purchaser is less than eighty (80%) percent of $50 million, $70 million and $95 million at the end of any of the calendar years 2000, 2001, or 2002, respectively. The purchases by the Purchaser in excess of $10 million in the year 1999 can be counted towards fulfilling the requirement to purchase 80% of $50 million in the year 2000 to retain the Limited Exclusivity. Any overage in subsequent years will be applied on the same basis. Nothing in this Agreement shall be construed to prevent the Supplier from developing other products, whether or not competing with the Goods, for supply to Nokia or Ericsson or any other purchaser, provided that the Supplier complies with all provisions of this Agreement, the Technical Information Agreement and the Patent License Agreement.

                  4.4.1 If. however, the Purchaser's failure to meet an eighty (80%) percent annual target is attributable solely to the Supplier's delay in meeting a material microcellular product milestone, or the Supplier's delay in delivering goods which meet mutually agreed acceptance criteria, the annual period for determining achievement of the annual target shall be extended for the length of such delay.

         4.5      Product markets

                  4.5.1 The Supplier warrants that it has obtained the necessary approvals, including but not limited to GSM
                           11.21 certification, CE Mark, and interconnect. These approvals allow the goods to be sold into many countries. For the countries where the incremental requirements are limited to "paper filings" and not substantive testing and development, the Supplier agrees to support entry into those countries.

                  4.5.2 The Supplier and Purchaser further agree that it will put in place a mechanism by which the two parties can address the requirements needed for the countries where the Supplier currently does not meet all of the requirements to enter the countries.

                  4.5.3 The Supplier and Purchaser agree to use the framework below to identify and classify the countries.

                           4.5.3a the products may be sold today without additional regulatory modifications;

                           4.5.3b the product is being actively marketed, but where incremental regulatory activities may be required to sell;

                           4.5.3c the Purchaser intends to market ultimately, and where incremental regulatory activities may be required to sell;

                           4.5.3d The Purchaser does not plan to market the products or where the Seller or Purchaser is legally prohibited from selling the product.


The current view of the markets being addressed is summarized in the table below:


SECTION 4.5.3aCOUNTRIES             SECTION 4.5.3b COUNTRIES            SECTION 4.5.3c COUNTRIES          SECTION 4.5.3d COUNTRIES
-----------------------             ------------------------            ------------------------          ------------------------
                                    Europe: All countries except        Asia: All countries not           Cuba
Europe: France, United              Serbia                              specifically named
Kingdom, Luxembourg,
Netherlands, Ireland, Austria
Asia: Taiwan, Hong Kong,            Asia: China, India, Philippines,    Caribbean and Latin America:      Iraq
Thailand                            Hong Kong, Taiwan                   All countries not specifically
                                                                        named

Australia                                                                                                 Iran
                                    Americas: Canada, USA, Brazil,                                        Japan
                                    Mexico, French Guiana

Central African Republic, South    Middle East and Africa: All                                            Libya
Africa. Congo, Somalia             countries, unless specifically
                                   excluded
                                                                                                          North Korea


                                                                              11

                                                                                                          Serbia
                                                                                                          South Korea
                                                                                                          Sudan
                                                                                                          Syria

         4.5.4 It is understood that the list of countries will change over time. It is agreed that a more precise view of near term requirements for new market entry will be provided as part of the forecast procedure defined in Schedule 2 and regulatory compliance procedures defined in Schedule 1 of this agreement.

SCHEDULE 10

5.0      PRODUCT DESCRIPTIONS

EQUIPMENT

1.   WAVEXpress BTS

     SPECIFICATIONS

     Cellular Standards Supported      ETSI GSM Phase 2
     Features Supported                Base transceiver station (BTS); GSM RF management, data and fax, short message service, antenna receive diversity, encryption, optional power supply redundancy
     Transmit RF Frequency             GSM 935- 960 MHz
                                       DCS 1805 - 1880 MHz
     Receive RF Frequency              GSM 890- 915 MHz
                                       DCS1710 - 1785 MHz
     Antenna Power                     Up to 2.0 watts at antenna port (may be extremely amplified for greater transmit power)
     Cell Size (Range)                 Up to 3 kilometers maximum radius depending on topography
                                       and environment
     Number of TRXs per BTS            1 - 3
     Channels per BTS                  7- 22 simultaneous
     Mobile Stations Supported         GSM/DCS-compliant mobile station (Phase 1, 2 or 2+)
     GSM/PCS Interfaces Supported      Abis and Radio (Phase 2)
     Processors                        Distributed Motorola 68040 and 68360
     Mobile Interfaces Supported       GSM full-rate RF interface, 2400 bps -- 9600 bps transparent data/FAX
     Trunk Network Interfaces          G.703-compliant. E1, T1 planned
     Power Requirements                Power consumption: 150 watts, 110/220 volts 50-60 Hz ac,
                                       -48 volts dc planned
     Dimensions (h x w x d)            55 x 23 x 41 centimeters (21.5 x 9 x 16 inches)
     Weight                            20 kg (44 lbs.)
     Operating Environment             Temperature: -10DEG. to 45DEG.C
                                       Humidity:    10% to 90% noncondensing,
                                                    10% to 95% noncondensing (outdoor)

2.   WAVEXpress BSC

     SPECIFICATIONS

     Cellular Standards Supported      ETSI GSM Phase 2
     Features Supported                Base station controller (BSC); GSM RF power management,
                                       data and fax, short message service, optional CPU and power supply redundancy, optional local transcoding (TRAU)
     BTS RF Protocols Supported        GSM 900
                                       DCS 1800
     Number of E1/T1 Ports per BSC     2 - 14
     Number of BTSs per BSC            1 - 20


                                                                              13

     Number of TRXs per BSC            1 - 20, 1 - 30
     BTSs Supported                    interWAVE WAVEXpress/BTS others supporting GSM Abis
                                       interface (requires verification testing with interWAVE)
     Mobile Stations Supported         GSM/DCS-compliant mobile station (Phase 1, 2 or 2+)
     GSM/PCS Interfaces Supported      A and Abis
     Processors                        Distributed Motorola 68040 and 68360
     Mobile Interfaces Supported       GSM full-rate RF interface, 2400 bps- 9600 bps transparent data/FAX
     Trunk Network Interfaces          G.703-compliant. El, T1 planned
     Power Requirements                Power consumption: 150 watts, 110/220 volts 50-.60 Hz ac,
                                       -48 volts dc planned
     Dimensions (h x w x d)            55 x 23 x 41 centimeters (21.5 x 9 x 16 inches)
     Weight                            20 kg (44 lbs.)
     Operating Environment             Temperature: -10DEG. to 45DEG.C
                                       Humidity:.   10% to 90% noncondensing,
                                                    10% to 95% noncondensing (outdoor)

3.   TURBOWAVE BTS

     SPECIFICATIONS

     Cellular Standards Supported      ETSI GSM Phase 2
     Features Supported                Base transceiver station (BTS); GSM RF management, data and fax, short message service, encryption,
                                       optional power supply redundancy
     Transmit RF Frequency             GSM 935 - 960 MHz
                                       DCS 1805- 1880 MHz
     Receive RF Frequency              GSM 890- 915 MHz
                                       DCS 1710 - 1785 MHz
     Antenna Power                     Up to 4.0 watts at antenna port with 2 TRXs and 1 antenna
                                       Up to 8.0 watts at antenna port with 2 TRXs and 2 antenna
                                       Up to 16.0 watts at antenna port with 1 TRX and 1 antenna
     Cell Size (Range)                 Up to 15 kilometers maximum radius depending on topography and environment
     Number of TRXs per BTS            1 - 2
     Channels per BTS                  7- 14 simultaneous
     Mobile Stations Supported         GSM/DC-compliant mobile station (Phase 1, 2 or 2+)
     GSM/PCS Interfaces Supported      Abis and Radio (Phase 2)
     Processors                        Distributed Motorola 68040 and 68360
     Mobile Interfaces Supported       GSM full-rate RF interface, 2400 bps- 9600 bps transparent data/FAX
     Trunk Network Interfaces          G.703-compliant E1, T1 planned
     Power Requirements                Power consumption: 250 watts, 110/220 volts 50-60 Hz ac,
                                       -.48 volts dc planned
     Dimensions (h x w x d)            55 x 23 x 41 centimeters
                                       (21.5 x 9 x 16 inches)
     Weight                            20 kg (44 lbs.)
     Operating Environment             Temperature: -10 to 45DEG.C
                                       Humidity:.   10% to 90% noncondensing,
                                                    10% to 95% noncondensing (outdoor)


                                                                              14

4.   WAVEXCHANGE
     SPECIFICATIONS
     Applications                      GSM mobile networks, wireless local loop, or wireless PBX
                                       adjunct
     Base Functionality                Speech Services: GSM900/DCS1800/PCS1900 (future)
                                       Inter/lntra BSC handover,
                                       Integral VLR/HLR per GSM 3.08 and GSM 9.02 MAP
                                       Call management (GSM 4.08)
                                       Mobility management (GSM 4.08)
                                         -  Ciphering, identification, location update, identification,
                                            IMSI attach/detach, TMS1 reallocation,
                                       BSSMAP per GSM 8.08, both connection/connectionless
                                       Unified OMC, integrating OMC-S/OMC-R applications
                                       Call data records per GSM 12.05, ASCII formatted
                                       Performance per GSM 12.04, with proprietary extensions
                                       Alarm/event management, with proprietary extensions
     Base Platform                     9-slot VME backplane with TDM bus (16 lines x 8Mbps)
                                       IWP Module (68040 CPUI68360 Comm. Proc.)
                                         -  OMC connectivity via Ethernet DB15 connector
                                         -  Craft Interface (RS-232c 9-pin); external alarms (RJ45)
                                         -  Hard disk drive and flash memory
                                       Dual port El/T1 module (68360 Comm. Proc.) planned
                                         -  Support for 14 E1 ports per chassis
                                         -  Integral 64kbps time/space switch"
                                         -  Available with BNC 75 omega or DB15 120 omega connectors
                                         -  Echo cancellation/tones available
                                         -  1->N trunk redundancy (future)
                                       Redundant power supply (optional)
     Services                          Emergency calls
                                       Call Barring (Operator Determined - ODB), GSM 2.88
                                       Call Forwarding Unconditional (CFU - OD), GSM 2.82
                                       Intra WAVEXchange FAX/data services, GSM 2.02/2.03
     Performance                       Call processing capabilities: 100 Erlangs providing -8000 BHCA
                                       Performance goals: per GSM 3.05
     Environmental                     Temperature:  0DEG.C to 45DEG.C
                                       Humidity      0% to 95%, noncondensing

5.   Combo

     SPECIFICATIONS
     Applications                      GSM mobile networks, wireless local loop, or wireless PBX
                                       adjunct
     Base Functionality                Speech Services: GSM900/DCS1800/PCS1900 (future)
                                       Integral VLR/HLR per GSM 3.08 and GSM 9.02 MAP
                                       Call management (GSM 4.08)
                                       Mobility management (GSM 4.08)
                                         -  Ciphering, identification, location update, identification, IMSI attach/detach, TMSI reallocation,

                                                     BSSMAP per GSM 8.08, both connection/connectionless
                                                     Call data records per GSM 12.05, ASCII formatted
                                                     Performance per GSM 12.04, with proprietary extensions
                                                     Alarm/event management, with proprietary extensions
         Features Supported                          GSM RF management, data and fax, short message service,
                                                     encryption,
         Transmit RF Frequency                       GSM 935- 960 MHz
                                                     DCS 1805 - 1880 MHz
         Receive RF Frequency                        GSM 890- 915 MHz
                                                     DCS 1710- 1785 MHz

         Antenna Power                               Up to 16.0 watts at antenna port with 1 TRX and 1 antenna
         Cell Size (Range)                           Up to 15 kilometers maximum radius depending on topography and environment
         Number of BTS per Combo                     1 - 3 planned
         Number of TRXs per Combo                    1 - 2, 1 - 10 planned (3TRX per BTS and 1TRX in Combo)
         Channels per Combo                          7 - 14 simultaneous
         Mobile Stations Supported                   GSM/DCS- compliant mobile station (Phase 1, 2 or 2+)
         Base Platform                               9-slot VME backplane with TDM bus (16 lines x 8Mbps)
                                                     IWP Module (68040 CPU/68360 Comm. Proc.)
                                                       - OMC connectivity via Ethernet DB15 connector
                                                       - Craft Interface (RS-232c 9-pin); external alarms (RJ45)
                                                       - Hard disk drive and flash memory
                                                     Dual port E1/T1 module (68360 Comm. Proc.) planned
                                                       - Support for 14 E1 ports per chassis
                                                       - Integral 64kbps time/space switch
                                                       - Available with BNC 75omega or DB15 120omega connectors
                                                       - Echo cancellation/tones available
                                                       - 1->N trunk redundancy (future)
                                                     Redundant power supply (optional)
         Services                                    Emergency calls
                                                     Call Barring (Operator Determined - ODB), GSM 2.88
                                                     Call Forwarding Unconditional (CFU - OD), GSM 2.82
         GSM/PCS Interfaces Supported                Abis and Radio (Phase 2)
         Processors                                  Distributed Motorola 68040 and 68360
         Mobile Interfaces Supported                 GSM full-rate RF interface, 2400 bps - 9600 bps transparent data/FAX
         Trunk Network Interfaces                    G.703-compliant. E1, T1 planned
         Power Requirements                          Power consumption: 250 watts, 110/220 volts 50-60 Hz ac,
                                                     -48 volts dc planned
         Dimensions (h x w x d)                      55 x 23 x 41 centimeters (21.5 x 9 x 16 inches)
         Weight                                      20 kg (44 lbs.)
         Operating Environment                       Temperature: -10DEG. to 45DEG.C
                                                     Humidity      10% to 90% noncondensing,
                                                                   10% to 95% noncondensing (outdoor)

6.       WAVEView OMC

         APPLICATIONS
         Configuration Management

                                            -  Region-wide configuration database
                                            -  Modification of network elements and network parameters
                                            -  Remote download of software to network elements


                                                                       16




                                            -  Audit functions that upload current configuration of network elements
                                            -  Region map that displays the network elements and connectivity
                                            -  Addition and deletion of network elements (MSC, BSC, and BTS)
                                            -  Full support of cell and frequency configuration management
                                            -  Region map displays current network element states
         Fault Management                   -  Real-time monitoring of the network for faults and problems
                                            -  Visual indication of problem areas using detailed views
                                            -  Polling of the wireless access network to determine the status of the operations and maintenance communication links
                                            -  Maintenance of daily event logs
                                            -  Tracking of active alarm conditions
                                            -  Audible alarms based on severity
                                            -  Clearing and acknowledgment of alarms
                                            -  Alarm seventy can be altered
Performance Management                      -  Collects network performance statistics
                                            -  Building of a knowledge base of network resource usage for strategic business and network planning decisions
                                            -  Use of performance data for troubleshooting and monitoring network performance
Data Import and Export                      -  Integrates with existing network management support tools
                                            -  Import cell configuration data from existing cell planning tools
                                            -  Export of network performance data and statistics to cell planning tools
                                            -  Periodic collection BSC/BTS statistics into ASCII files for export to external tools
                                            -  Export of historical event and alarm logs
Access Security Management                  -  Definition of user access privileges settable by the administrator
                                            -  Definition of different classes of WAVEView users, privileges, and passwords
                                            -  Two levels of security control beyond normal UNIX login security
                                               * Password authorized use of WAVEView
                                               * User restrictions based on domains and object class access control

DEVELOPMENT PLAN


RELEASE 4.5
SCHEDULE
interWAVE's Gate 5 date:             August 31, 1999
interWAVE's GA date:                 October 3l, 1999
Beta software to Nortel:             August 15, 1999
Nortel's VO start date:              September 13, 1999
Nortel's Ramp Start date:            October 15, 1999

RELEASE 4.5 NSS
R2 Country specific variants
MAP/D, per interWAVE Functional Specifications Roaming - 98-WX-2010,
     MAP 98-WX-2000 and SS7 Enhancements for Roaming -
Intelligent Call Management, per interWAVE Functional
     Specification 840165FS-00 Dated 3/16/99.
E164+Handling, per interWAVE Functional Specifications El64
     99-WX-xxx dated 4/9/99 and + Key Handling for GSM Handset
     International Access Prefix dated 3/31/99
RELEASE 4.5 BSS
Enhanced Full Rate Vocoder (EFR)-ready hardware
RELEASE 4.5 OSS
Support for R4.5 NSS & BSS Features.


RELEASE 5
SCHEDULE
interWAVE's Gate 5 date:            November 30, 1999
interWAVE's GA date:                March 17, 2000
Beta software to Nortel:            November 15, 2000
Nortel's VO start date:             January 17, 2000
Nortel's Ramp Start date:           February 28, 2000

RELEASE 5 NSS
R2 and ISDN country specifics
AoC, AoCC, AoCI (CAI) for Prepaid
MAP E, Inter MSC HO*
Full implementation of EFR
American NSS and North American Combo with defined feature set


NSS Capacity Enhancement - 100E NSS
PBX connectivity, ISDN master
Purge VLR
Compliant GSM 12.04 CDR
E1/T1 hot swap
RELEASE 5 BSS
Full implementation of EFR
Static Uplink/downlink volume control
North American BSS, including ANSI BSC and 1900
      MHz BTS with T1
E1/ T1 hot swap
RELEASE 5 OSS
OMC Off-site alarming (pager dial-up modem),
     OMC audible alarm
Call Trace Debugging
Historical Alarm Browser
Improved Manageability of the Turbo
On Line Help
Dual NSS- BSS Actions
Support for R5 NSS & BSS Features

RELEASE 6
SCHEDULE
interWAVE's Gate 5 date:            June 30, 2000
interWAVE's GA date:                September 17, 2000
Beta software to Nortel:            June 16, 2000
Nortel's VO start date:             July 17, 2000
Nortel's Ramp Start date:           August 28, 2000

RELEASE 6 NSS, BSS AND OSS
R2 and ISDN country specifics implementations
ETSI/ANSI ISUP, SSP
Support for Nortel GPRS system (SGSN/GGSN)
IWP Redundancy
Frequency Hopping
High Power Receiver Diversity
Forced Handover
MSC+BSC Combo
SoLSA (subset only for user restriction)
AuC, SMS and EIR support for standalone Networks
Release Link Trunk
Call Intercept


* - Specific requirements for MAP E shall be confirmed by both parties to determine the actual parts of the specs to be included in the release.